Exhibit 4.36

EXECUTION VERSION

CEMEX ESPAÑA FINANCE LLC

$882,407,495.57 8.91% Senior Notes, Series A, due 2014

¥1,185,389,696.06 6.625% Senior Notes, Series B, due 2014

CONSOLIDATED

AMENDED AND RESTATED

NOTE PURCHASE AGREEMENT

Dated as of August 14, 2009

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

		Page
19.	REPRODUCTION OF DOCUMENTS	20

20.	CONFIDENTIAL INFORMATION	20

21.	SUBSTITUTION OF PURCHASER	21

22.	MISCELLANEOUS	21

22.1.	Successors and Assigns	21
22.2.	Payments Due on Non-Business Days	22
22.3.	Severability	22
22.4.	Construction	22
22.5.	Counterparts	22
22.6.	Governing Law	22
22.7.	Jurisdiction; Service of Process	22
22.8.	Judgment Currency	24

Schedules

Schedule A	Information Relating to Purchasers
Schedule B	Defined Terms

Exhibits

Exhibit 1	Form of New Notes
Exhibit 4	Form of Certificate Regarding Lost Note
Exhibit 5	Financing Agreement

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CEMEX ESPAÑA FINANCE LLC

c/o Cemex España, S.A.

Hernandez de Tajada No. 1

28027 Madrid, Spain

$882,407,495.57 8.91% Senior Notes, Series A, due 2014

¥1,185,389,696.06 6.625% Senior Notes, Series B, due 2014

as of August 14, 2009

TO EACH OF THE PURCHASERS LISTED ON THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

CEMEX ESPAÑA, S.A., a corporation organized under the laws of the Kingdom of Spain (“Cemex España”), and its wholly owned indirect Subsidiary CEMEX ESPAÑA FINANCE LLC, a limited liability company organized under the laws of Delaware (the “Company”), agree with the Purchasers listed on the attached Schedule A (the “Purchasers”) to this Consolidated Amended and Restated Note Purchase Agreement (as amended, modified or supplemented, this “Agreement”) as follows:

Recitals

WHEREAS, pursuant to a Note Purchase Agreement dated as of June 23, 2003 (as amended, the “2003 Note Purchase Agreement”), the Company issued $103,000,000 aggregate principal amount of its 4.77% Senior Notes, Series 2003, Tranche 1, due 2010 (the “2003 Tranche 1 Notes”), $96,000,000 aggregate principal amount of its 5.36% Senior Notes, Series 2003, Tranche 2, due 2013 (the “2003 Tranche 2 Notes”), and $201,000,000 aggregate principal amount of its 5.51% Senior Notes, Series 2003, Tranche 3, due 2015 (the “2003 Tranche 3 Notes” and together with the 2003 Tranche 1 Notes and 2003 Tranche 2 Notes, the “2003 Notes”), to the purchasers named on Schedule A thereto;

WHEREAS, pursuant to a Note Purchase Agreement dated as of April 15, 2004 (as amended, the “2004 Note Purchase Agreement”), the Company issued ¥4,980,600,000 aggregate principal amount of its 1.79% Senior Notes, Series 2004, Tranche 1, due 2010 (the “2004 Tranche 1 Notes”), and ¥6,087,400,000 aggregate principal amount of its 1.99% Senior Notes, Series 2004, Tranche 2, due 2011 (the “2004 Tranche 2 Notes” and together with the 2004 Tranche 1 Notes, the “2004 Notes”), to the purchasers named on Schedule A thereto;

WHEREAS, pursuant to a Note Purchase Agreement dated as of June 13, 2005 (as amended, the “2005 Note Purchase Agreement” and together with the 2003 Note Purchase Agreement and the 2004 Note Purchase Agreement, the “Old Note Purchase Agreements”), the Company issued $133,000,000 aggregate principal amount of its 5.18% Senior Notes, Series A, due 2010 (the “2005 Series A Notes”), and $192,000,000 aggregate principal amount of its

5.62% Senior Notes, Series B, due 2015 (the “2005 Series B Notes” and together with the 2005 Series A Notes, the “2005 Notes”, and together with the 2003 Notes and the 2004 Notes, the “Old Notes”), to the purchasers named on Schedule A thereto;

WHEREAS, the Purchasers are entering into that certain Financing Agreement dated on or about the date hereof among CEMEX, S.A.B. de C.V. (the “Parent”), each of the borrowers, guarantors and security providers listed in Part I of Schedule 1 thereto, the financial institutions listed in Part II of Schedule 1 thereto, the creditors’ representatives listed in Part III of Schedule 1 thereto, the administrative agent named therein and the security agent named therein (the “Financing Agreement”), pursuant to which the parties thereto have agreed to amend, vary, modify, waive, override, replace and supplement certain terms of the outstanding indebtedness of the Parent and its subsidiaries, including the Old Notes;

WHEREAS, in accordance with the Financing Agreement, the Purchasers have agreed to amend the maturity dates and interest rates relating to their respective Old Notes, as well as certain other provisions contained in the Old Note Purchase Agreements; and

WHEREAS, the Purchasers desire to amend and restate the Old Note Purchase Agreements and consolidate the terms and provisions thereof into this Agreement to provide for the return and cancellation of the Old Notes and the issuance of the New Notes (as defined herein) with terms and conditions consistent with those specified for such New Notes in the Financing Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AUTHORIZATION OF NEW NOTES.

The Company will authorize the issuance of (i) $882,407,495.57 aggregate principal amount of its 8.91% Senior Notes, Series A, due February 14, 2014, (the “Series A Notes”) upon the return and cancellation of the 2003 Notes, the 2005 Notes and ¥9,961,200,000 aggregate principal amount of 2004 Notes, and (ii) ¥1,185,389,696.06 aggregate principal amount of its 6.625% Senior Notes, Series B, due February 14, 2014 (the “Series B Notes” and together with the Series A Notes, the “New Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement), upon the return and cancellation of ¥1,106,800,000 aggregate principal amount of 2004 Notes. The New Notes shall be substantially in the forms set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. Capitalized terms used in this Agreement but not defined in Schedule B have the meanings ascribed to them in the Financing Agreement.

2. RETURN OF OLD NOTES; ISSUANCE OF NEW NOTES.

Subject to the terms and conditions of this Agreement and the Financing Agreement, upon delivery of the Old Notes by each Purchaser to the Company in accordance with the provisions of Section 3, each Purchaser shall receive from the Company New Notes in the principal amount and of the series specified opposite such Purchaser’s name on Schedule A. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any liability to any other Person for the performance or non-performance by any other Purchaser hereunder. Upon the issuance of New Notes following the delivery of Old Notes or an executed Certificate Regarding Lost Note in the form attached hereto as Exhibit 4 (the “Lost Note Certificate”) to the Company in accordance with the provisions of Section 3, the Old Notes shall be cancelled and this Agreement shall thenceforth govern the terms of the New Notes.

3. CLOSING.

The return of the Old Notes to the Company and the issuance of the New Notes to the Purchasers shall occur at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York, New York, at                     , New York time, at a closing (the “Closing”) on August     , 2009. At the Closing, each Purchaser shall deliver its Old Note(s) or Lost Note Certificate to the Company. Upon the delivery of the Old Notes to the Company by each Purchaser, the Company will deliver to each Purchaser New Notes in the form of a single New Note (or such greater number of New Notes in denominations of at least $500,000, with respect to Series A Notes, or ¥50,000,000, with respect to any Series B Notes, as such Purchaser may request) in the principal amount and of the series specified opposite such Purchaser’s name on Schedule A, dated the date of the Closing and registered in the name of such Purchaser (or in the name of such Purchaser’s nominee). If at the Closing the Company shall fail to tender such New Notes to any Purchaser as provided above in this Section 3, and such Purchaser shall have delivered its Old Notes or Lost Note Certificate to the Company, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s reasonable satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

The obligation of each Purchaser to deliver Old Notes to the Company and accept the delivery of New Notes at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions. If any Purchaser does not deliver its Old Note, the Company will require a Lost Note Certificate, a form of which is attached as Exhibit 4.

4.1. Representations and Warranties.

The representations and warranties of Cemex España and the Company in the Financing Agreement shall be correct when made and at the time of the Closing (except for such representations and warranties made as of a specific earlier date).

4.2. Performance.

Cemex España and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing.

4.3. Compliance Certificates.

(a) Officer’s Certificate. Each of Cemex España and the Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

(b) Secretary’s Certificate. Each of the Company and Cemex España shall have delivered to such Purchaser a certificate, signed by the Secretary of the manager of the Company and the Secretary of Cemex España, respectively, certifying as to the resolutions attached thereto and other corporate proceedings taken by it relating to the authorization, execution and delivery of the Financing Documents to which it is a party.

4.4. Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing (a) from Uría Menéndez Abogados, S.L.P., counsel for Cemex España, covering such matters related to the transactions contemplated hereby as such Purchaser or such Purchaser’s counsel may reasonably request (and Cemex España and the Company hereby instruct such counsel to deliver such opinion to such Purchaser) and (b) from Skadden, Arps, Slate, Meagher & Flom LLP, special New York and Delaware counsel to the Obligors, covering such matters related to the transactions contemplated hereby as such Purchaser or such Purchaser’s counsel may reasonably request (and Cemex España and the Company hereby instruct such special counsel to deliver such opinion to such Purchaser).

4.5. Issuance of New Notes Permitted By Applicable Law, etc.

On the date of the Closing, the return and cancellation of the Old Notes and the issuance of the New Notes to the Purchasers shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment and (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System). If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such return, cancellation and issuance is so permitted.

4.6. Financing Agreement.

Parent and Cemex España, and all other parties to the Financing Agreement, shall have executed and delivered the Financing Agreement, and the conditions precedent to the effectiveness of the Financing Agreement as set forth therein under the definition of “Effective Date” shall have occurred or been waived in accordance with the provisions of the Financing Agreement.

4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel to the extent reflected in a statement of such counsel rendered to the Company at least three Business Days prior to the Closing.

4.8. Private Placement Number.

A Private Placement number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the New Notes.

4.9. New Note Guarantee.

Cemex España shall have executed and delivered to each Purchaser a counterpart of the New Note Guarantee and the New Note Guarantee shall be in full force and effect as of the Effective Date.

4.10. Agent for Service of Process.

CT Corporation System shall have accepted its appointment by the Company and Guarantor as the agent for service of process for the Company and the Guarantor in the City of New York, State of New York, from the date of the Closing to and including February 14, 2014, and the Purchasers shall have received evidence of such acceptance.

5. THE FINANCING AGREEMENT; WAIVER.

(a) Incorporation of the Financing Agreement. To the extent any term or provision of this Agreement or the New Note Guarantee conflicts with any term or provision of the Financing Agreement, the terms and provisions of the Financing Agreement shall prevail. The Financing Agreement in effect on the date hereof is attached hereto as Exhibit 5.

(b) Waiver by the Purchasers. Each Purchaser hereby waives any default or Event of Default (as defined in each Old Note Purchase Agreement) of which such Purchaser has knowledge prior to the date of this Agreement that may exist on the date hereof under such Old Note Purchase Agreement to which such Purchaser was a party.

6. REPRESENTATIONS AND WARRANTIES OF CEMEX ESPAÑA AND THE COMPANY; REPRESENTATIONS OF THE PURCHASERS.

6.1. Representations and Warranties of Cemex España and the Company.

Cemex España and the Company represent and warrant to the Purchasers that:

(a) Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the New Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 40 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the New Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance of the New Notes to the registration requirements of Section 5 of the Securities Act.

(b) Foreign Assets Control Regulations, etc. The issuance of the New Notes by the Company hereunder will not violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither Cemex España nor any Subsidiary (i) is or will become a blocked person described in the Anti-Terrorism Order or the Department of the Treasury Rule or (ii) knowingly engages or will engage in any dealings or transactions with any such person.

(c) Foreign Corrupt Practices Act. The issuance of the New Notes by the Company hereunder will not cause any Purchaser to be in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or other applicable national or local law regulating the payments of bribes to government officials or employees.

6.2. Representations of the Purchasers.

(a) Purchase for Investment. Each Purchaser represents that it is acquiring the New Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control. Each Purchaser understands that the New Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the New Notes.

(b) Accredited Investor. Each Purchaser represents that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act.

7. CONSULTATION WITH NOTEHOLDERS.

Each of Cemex España and the Company agrees that if it solicits, participates in or initiates discussion of a substantive nature with any Participating Creditor in its capacity as a Participating Creditor concerning any matter that, if pursued, in substantial likelihood would result in an amendment, variation, modification, waiver, override, replacement or supplement of any terms of the Financing Agreement or other New Finance Documents (as defined in the Financing Agreement), this Agreement, the New Note Guarantee or the New Notes and such amendment, variation, modification, waiver, override, replacement or supplement would require a consent by either Majority Participating Creditors, Supermajority Participating Creditors or all Participating Creditors (each as defined in the Financing Agreement), in each case directly affecting the Purchasers in a substantive manner, then it shall also promptly consult on such matter in good faith with the representative or representatives of the Purchasers that the Purchasers may designate from time to time.

8. MATURITY; PREPAYMENT OF THE NEW NOTES; INCREASE IN INTEREST RATE.

8.1. Stated Maturity.

The entire principal amount of the New Notes shall become due and payable on February 14, 2014.

8.2. Scheduled Amortization.

Repayment of the New Notes shall be made in accordance with Clause 11 (Repayment) and Clause 13 (Mandatory Prepayment) of the Financing Agreement.

8.3. Optional Prepayments.

Subject to and in accordance with Clause 12.2 (Voluntary Prepayment and Exposures) of the Financing Agreement, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of:

(a) the Series A Notes, in an amount not less than 5% of the aggregate principal amount of the Series A Notes then outstanding in the case of a partial prepayment, or

(b) the Series B Notes, in a minimum amount of ¥100,000,000 and otherwise in multiples of ¥10,000,000,

in each case at 100% of the principal amount so prepaid, together with interest accrued but unpaid thereon to the date of such prepayment. The Company will give each holder of New Notes written notice of each optional prepayment under this Section 8.3 in accordance with Clause 12.2 of the Financing Agreement.

8.4. Replacement of Affected Holder for Tax Reasons.

If the Company or Cemex España (assuming that Cemex España is required to make a payment) shall deliver to each holder (each, an “Affected Holder”) to which an Additional Payment would be payable by the Company or Cemex España on the occasion of the next payment by the Company or Cemex España in respect of such New Notes (in the case of Cemex España, in an amount greater than 10% of the amount which Cemex España would have been obligated to pay exclusive of the requirements of Section 14.3) (the date of such next payment in respect of which such Additional Payment will be due is herein referred to as the “Affected Payment Date”) written notice of a Responsible Officer (with respect to each incident in which a Related Tax is initially levied by a Taxing Jurisdiction that would result in the payment of an Additional Payment, a “Tax Prepayment Notice”) setting forth in reasonable detail the nature of the Related Tax in respect of such Additional Payment and confirming that

(a) such Related Tax is required, under the laws of such Taxing Jurisdiction, to be withheld or deducted from the payment due to such Affected Holders on such Affected Payment Date and that such payment is the first payment in respect of which such particular Related Tax must be withheld (it being understood that the payment immediately following and reflecting a change in a pre-existing Related Tax shall be deemed the first payment with respect to such Related Tax), provided that if the enactment of the statute or regulation, the amendment of an existing statute or regulation or the adoption or amendment of a treaty giving rise to a Related Tax occurs less than 180 days prior to the due date of a payment in respect of the New Notes that is subject to such Related Tax, then, at the election of the Company, the first payment in respect of the New Notes, the due date of which is more than 180 days after such enactment, shall be deemed to be such first payment and

(b) as of the date of such opinion, such Related Tax would be required to be withheld from similar future payments to such Affected Holders,

then, in accordance with Clause 17.10 (Replacement of Participating Creditor) of the Financing Agreement, the Company may replace such Affected Holder.

8.5. Allocation of Partial Prepayments.

In the case of each partial prepayment of the New Notes pursuant to Section 8.3, the principal amount of the New Notes to be prepaid shall be allocated among all of the New Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.6. Mandatory Prepayment upon Disposal of Cemex España or the Company

In the case of a Disposal (as defined in the Financing Agreement) of all of the shares in Cemex España or in the Company, each of Cemex España and the Company shall ensure that upon completion of the Disposal the New Notes are prepaid in full.

8.7. Maturity; Surrender, etc.

In the case of each prepayment of New Notes pursuant to this Section 8, the principal amount of each New Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable as aforesaid, interest on such principal amount shall cease to accrue. Any New Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no New Note shall be issued in lieu of any prepaid principal amount of any New Note.

8.8. Purchase of New Notes.

Subject to Clause 14.3 and Clause 27.1(b)(ii) of the Financing Agreement, Cemex España and the Company will not, nor will Cemex España or the Company permit any Affiliate (to the extent that the Company or Cemex España controls such Affiliate), to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding New Notes except (a) upon the payment or prepayment of the New Notes in accordance with the terms of this Agreement and the New Notes or (b) pursuant to an offer to purchase made by any Obligor or an Affiliate pro rata to the holders of all New Notes at the time outstanding upon the same terms and conditions. Any such offer pursuant to the preceding clause (b) shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the Required Holders accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of New Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all New Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of New Notes pursuant to any provision of this Agreement, and no New Notes may be issued in substitution or exchange for any such New Notes.

9. FEES.

The Parent shall pay to each Purchaser the fees described in Clause 16 (Fees) of the Financing Agreement, in the amounts specified therein and in accordance with the provisions thereof.

10. INTEREST.

10.1. Interest Rate.

Interest on the unpaid balance of each (a) Series A Note shall be at the rate of 8.91% per annum from the Effective Date and (b) Series B Note shall be at the rate of 6.625% per annum from the Effective Date. Such interest shall be computed on the basis of a 360-day year of twelve 30-day months.

10.2. Adjustments to Interest Rate.

Interest payable on the New Notes shall be adjusted in accordance with the terms and provisions of the Financing Agreement, including but not limited to Clause 15 (Interest and Fees) and Clause 25 (Covenant Reset Date) of the Financing Agreement and as provided in the definition of “Margin” in Clause 1 (Interpretation) of the Financing Agreement. Notwithstanding the foregoing, in no event shall the interest rate on the Series A Notes be less than 8.91% and the Series B Notes be less than 6.625%.

11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any Event of Default (as defined in the Financing Agreement) occurs under any of Clauses 26.1 (Non-Payment) to 26.15 (Failure to Perform Payment Obligations) of the Financing Agreement.

12. REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

If an Event of Default described in Section 11 has occurred and is continuing, any holders of the New Notes at the time outstanding may at any time at their option, by notice or notices to the Company, declare their New Notes then outstanding to be immediately due and payable, subject to the prior authorization of the Majority Participating Creditors (as defined in the Financing Agreement) of the taking of such action.

Upon any New Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such New Notes will forthwith mature and the entire unpaid principal amount of such New Notes, plus all accrued and unpaid interest thereon, shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a New Note has the right to maintain its investment in the New Notes free from repayment by the Company (except as herein specifically provided for).

12.2. Other Remedies.

If the Company defaults in the payment of any principal or any interest on any New Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, any holder or holders of New Notes at the time outstanding affected by such default may at any time, at its or their option, take action available to it to recover any amount due to it under the New Notes and this Agreement, other than the taking of the actions under Clause 26.16 (Acceleration) of the Financing Agreement except as contemplated by that clause. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any New Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any New Note at the time outstanding may proceed, subject to the prior authorization of the Majority Participating Creditors of the taking of such action, to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any New Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

At any time after any New Notes have been declared due and payable pursuant to Section 12.1, the Required Holders by written notice to the Company may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the New Notes, all principal of any New Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the New Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the New Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any New Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any New Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each New Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NEW NOTES.

13.1. Registration of New Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of New Notes. The name and address of each holder of one or more New Notes, each transfer thereof and the name and address of each transferee of one or more New Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any New Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a New Note that is an Institutional Investor promptly upon request therefor a complete and correct copy of the names and addresses of all registered holders of New Notes.

13.2. Transfer and Exchange of New Notes.

Upon surrender of any New Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such New Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such New Note or part thereof), and the satisfaction of the requirements of Clause 27.1 (Assignments and transfers by the Participating Creditors) of the Financing Agreement, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new New Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered New Note. Each such new New Note shall be payable to such Person as such holder may request and shall be substantially in the form of the New Note of such series originally issued hereunder. Each such new New Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered New Note or dated the date of the surrendered New Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of New Notes. New Notes shall not be transferred in denominations of less than $500,000 with respect to any Series A Notes, or ¥100,000,000, with respect to any Series B Notes, provided that if necessary to enable the registration of transfer by a holder of its entire holding of New Notes, one New Note of such series may be in a denomination of less than $500,000 with respect to any Series A Notes, or ¥50,000,000, with respect to any Series B Notes. Any transferee, by its acceptance of a New Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2 and shall be deemed to be a Participating Creditor under the Financing Agreement.

13.3. Replacement of New Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any New Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such New Note is, or is a nominee for, an original Purchaser or another holder of a New Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new New Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated New Note or dated the date of such lost, stolen, destroyed or mutilated New Note if no interest shall have been paid thereon.

14. PAYMENTS ON NEW NOTES.

14.1. Place of Payment.

Subject to Section 14.2, payments of principal and interest becoming due and payable on the New Notes shall be made in New York, New York at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department. The Company may at any time, by notice to each holder of a New Note, change the place of payment of the New Notes so long as such place of payment shall be either the principal office of the Company in the United States or the principal office of a bank or trust company in the United States.

14.2. Home Office Payment.

So long as any Purchaser or a nominee of such Purchaser shall be the holder of any New Note, and notwithstanding anything contained in Section 14.1 or in such New Note to the contrary, the Company will pay all sums becoming due on such New Note for principal and interest by the method and at the address specified for such purpose below such Purchaser’s name on Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such New Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any New Note, such Purchaser shall surrender such New Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any New Note held by any Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such New Note to the Company in exchange for a new New Note or New Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any New Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such New Note as such Purchaser has made in this Section 14.2.

14.3. Tax Indemnification.

(a) Payments Free and Clear. All payments to be made by the Company under this Agreement and the New Notes will be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, levies, imposts, duties, charges, assessments or fees of whatever nature, but excluding franchise taxes and taxes imposed on or measured by any holder’s net income or receipts (such non-excluded items, “Related Taxes”) imposed or levied by or on behalf of Spain, the United States or any jurisdiction from or through which any amount is paid by the Company pursuant to the terms of this Agreement or the New Notes (or any political subdivision or taxing authority of or in any such jurisdiction) (a “Taxing Jurisdiction”), unless the withholding or deduction of any such Related Tax is required by law.

(b) Gross-Up, etc. If any deduction or withholding for any present or future Related Tax of a Taxing Jurisdiction shall at any time be required in respect of any amount to be paid by the Company under this Agreement or the New Notes, the Company will promptly (i) pay over to the government or taxing authority of the Taxing Jurisdiction imposing such Related Tax the full amount required to be deducted or withheld by the Company (including the full amount required to be deducted or withheld from or otherwise paid by the Company in respect of any Additional Payment required to be made pursuant to clause (ii) of this Section 14.3(b)) and (ii) except as expressly provided below, pay to each holder entitled under this Agreement to receive the payment from which the amount referred to in the foregoing clause (i) has been so deducted or withheld such additional amount as is necessary in order that the amount received by such holder after any required deduction or withholding of Related Tax (including, without limitation, any required deduction, withholding or other payment of Related Tax on or with respect to such additional amount) shall equal the amount such holder would have received had no such deduction, withholding or other payment of Related Tax been paid (the “Additional Payment”), and if any holder pays any amount in respect of any Related Tax on any payment due from the Company hereunder or under the New Notes, or penalties or interest thereon, then the Company shall reimburse such holder for that payment upon demand, provided that no payment of any Additional Payment, or of any such reimbursement in respect of any such payment made by any such holder, shall be required to be made for or on account of:

(A) any Related Tax that would not have been imposed but for the existence of any present or former connection between such holder and the Taxing Jurisdiction or any territory or possession or area subject to the jurisdiction of the Taxing Jurisdiction, other than the mere holding of the relevant New Note, including, without limitation, such holder’s being or having been a citizen or resident thereof, or being or having been present or engaged in a trade or business therein or having an establishment therein;

(B) any such holder that is not a resident of the United States of America or, with respect to any payment hereunder or under the New Notes owing to such holder, all or any part of which represents income that is not subject to United States tax as income of a resident of the United States of America to the extent that, had such holder been a resident of the United States of America or had the payment been so subject to United States tax, or had the payment been made to a location within the United States of America, the provisions of a statute, treaty or regulation of the Taxing Jurisdiction would have enabled an exemption to be claimed from the Related Tax in respect of which an Additional Payment would otherwise have been payable; or

(C) any combination of the items or conditions described in clause (A) or clause (B) of this Section 14.3(b); and

provided further that the Company shall not be obliged to pay any Additional Payment to any holder of a New Note in respect of Related Taxes to the extent such Related Taxes exceed the

Related Taxes that would have been payable but for the delay or failure by such holder (after receiving a written request from Cemex España or the Company to make such filing and including copies (together with instructions in English) of forms, certificates, documents, applications or other reasonably required evidence (collectively, “Forms”) to be filed) in the filing with an appropriate Governmental Authority or otherwise of Forms required to be filed by such holder to avoid or reduce such Related Taxes and that in the case of any of the foregoing would not result in any confidential income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, provided that such holder shall be deemed to have satisfied the requirements of this proviso upon the good faith completion and submission of such Forms as may be specified in a written request of the Company no later than 45 days after receipt by such holder of such written request.

(c) Official Receipt. If the Company shall make any such Additional Payment, it will promptly furnish each holder receiving such Additional Payment under this Section 14.3 an official receipt issued by the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

(d) Other. Each holder agrees to use its best efforts to comply (after a reasonable period to respond) with a written request of the Company delivered to such holder to provide information (other than any confidential or proprietary information) concerning the nationality, residence or identity of such holder, and to make such declaration or other similar claim or reporting requirement regarding such information (copies of the forms of which declaration, claim or reporting requirement shall have been provided to such holder by the Company), that is required by a statute, treaty or regulation of the Taxing Jurisdiction as a precondition to exemption from all or part of any Related Tax. The Company agrees to reimburse each holder for such holder’s reasonable out-of-pocket expenses, if any, incurred in complying with any such request of such Person.

(e) Tax Refund. If the Company makes an Additional Payment under this Section 14.3 for the account of any Person and such Person is entitled to a refund of any portion of the tax (a “Tax Refund”), to which such payment is attributable, and such Tax Refund may be obtained by filing one or more Forms, then such Person shall after receiving a written request therefor from the Company (which request shall specify in reasonable detail the Forms to be filed), file such Forms. If such Person subsequently receives such a Tax Refund, and such Person is readily able to identify the Tax Refund as being attributable to the tax with respect to which an Additional Payment was made, then such Person shall reimburse the Company such amount as such Person shall determine acting in good faith to be the proportion of the Tax Refund, together with any interest received thereon, attributable to such Additional Payment as will leave such Person after the reimbursement (including such interest) in no better or worse position than it would have been if the Additional Payment had not been required. Nothing in this clause (e) shall obligate any holder to disclose any information regarding its tax affairs or computations to the Company.

(f) Survival. The obligations of the Company and the holders under this Section 14.3 shall survive the payment in full of the New Notes and the termination of this Agreement.

14.4. Currency of Payment—Series A Notes.

(a) Payment in Dollars. All payments under the Series A Notes shall be made in Dollars.

(b) Certain Expenses. If any expense required to be reimbursed pursuant to this Agreement or the New Notes is originally incurred in a currency other than Dollars, the Company shall nonetheless make reimbursement of that expense in Dollars, in an amount equal to the amount in Dollars that would have been required for the Person that incurred such expense to have purchased, in accordance with normal banking procedures, the sum paid in such other currency (after any premium and costs of exchange) on the day that expense was originally incurred.

(c) Payments Not in Dollars. To the fullest extent permitted by applicable law, the obligations of the Company in respect of any amount due under or in respect of this Agreement and the Series A Notes shall (notwithstanding any payment in any other currency, whether as a result of any judgment or order or the enforcement thereof, the realization of any security, the liquidation of any Obligor, any voluntary payment by any Obligor or otherwise) be discharged only to the extent of the amount in Dollars that each holder entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such holder receives such payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Company shall indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the Series A Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or the Series A Notes or under any judgment or order.

14.5. Currency of Payment—Series B Notes.

(a) Payment in Japanese Yen. All payments under the Series B Notes shall be made in Japanese yen.

(b) Certain Expenses. If any expense required to be reimbursed pursuant to this Agreement or the Series B Notes is originally incurred in a currency other than Dollars, the Company shall nonetheless make reimbursement of that expense in Dollars in an amount equal to the amount in Dollars that would have been required for the Person that incurred such expense to have purchased, in accordance with normal banking procedures, the sum paid in such other currency (after any premium and costs of exchange) on the day that expense was originally incurred.

(c) Payments Not in Japanese Yen. To the fullest extent permitted by applicable law, the obligations of the Company in respect of any amount due under or in respect of this Agreement (other than amounts due under Section 15.1) and the Series B Notes shall

(notwithstanding any payment in any other currency, whether as a result of any judgment or order or the enforcement thereof, the realization of any security, the liquidation of any Obligor, any voluntary payment by any Obligor or otherwise) be discharged only to the extent of the amount in Japanese yen that each holder entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such holder receives such payment. If the amount in Japanese yen that may be so purchased for any reason falls short of the amount originally due, the Company shall indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the Series B Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or the Series B Notes or under any judgment or order.

15. EXPENSES, ETC.

15.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company and Cemex España will pay all reasonable costs and expenses (including reasonable attorneys’ fees of one special U.S. counsel) incurred by the Purchasers in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the New Finance Documents (as defined in the Financing Agreement), the New Note Guarantee or the New Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the New Finance Documents (as defined in the Financing Agreement), the New Note Guarantee or the New Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the New Finance Documents (as defined in the Financing Agreement), the New Note Guarantee or the New Notes, or by reason of being a holder of any New Note; (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company, Cemex España or any Subsidiary, the Parent or any subsidiary of the Parent or in connection with any work-out or restructuring of the transactions contemplated hereby, by the New Note Guarantee and by the New Notes; and (c) the fees and costs incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement (provided the Company shall not be required to pay more than $2,500 per year in respect of subsequent annual and interim filings), with the SVO. The Company and Cemex España will pay, and will save each Purchaser and each other holder of a New Note harmless from, all claims in respect of the fees, costs or expenses, if any, of brokers and finders (other than those retained by any Purchaser). Amounts payable pursuant to this Section 15.1 shall be payable in Dollars.

15.2. Survival.

The obligations of the Company and Cemex España under this Section 15 will survive the payment or transfer of any New Note, the enforcement, amendment or waiver of any provision of this Agreement, the New Note Guarantee or the New Notes, the termination of this Agreement and the termination of the Financing Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the related New Notes, the purchase or transfer by any Purchaser of any such New Note or portion thereof or interest therein and may be relied upon by any subsequent holder of any such New Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such New Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or Cemex España pursuant to this Agreement shall be deemed representations and warranties of the Company and Cemex España under this Agreement. Subject to the preceding sentence, this Agreement, the New Notes, the New Note Guarantee and the New Finance Documents (as defined in the Financing Agreement and to the extent applicable) embody the entire agreement and understanding between the Purchasers and the Company and Cemex España and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. Requirements. Subject to the provisions of Clause 38 (Amendments and Waivers) of the Financing Agreement, this Agreement, the New Note Guarantee and the New Notes may be amended, and the observance of any term hereof or of the New Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of Cemex España, the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, 10 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder unless consented to by such holder in writing and (b) no such amendment or waiver may, without the written consent of the holder of each New Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on, the New Notes, (ii) change the percentage of the principal amount of the New Notes the holders of which are required to consent to any such amendment or waiver or (iii) amend Section 8, 11, 12, 14.4, 14.5, 17 or 20.

17.2. Solicitation of Holders of New Notes.

(a) Solicitation. The Company will provide each holder of the New Notes (irrespective of the amount of New Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of the New Note Guarantee or of the New Notes. The

Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding New Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of New Notes.

(b) Payment. The Company, Cemex España or any of its Affiliates will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof or of the New Note Guarantee or of the New Finance Documents (as defined in the Financing Agreement and to the extent applicable) unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of New Notes and is binding upon them and upon each future holder of any New Note and upon Cemex España and the Company without regard to whether such New Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company, Cemex España or any of its Affiliates and the holder of any New Note nor any delay in exercising any rights hereunder, under the New Note Guarantee or under any New Note or under the New Finance Documents (as defined in the Financing Agreement and to the extent applicable) shall operate as a waiver of any rights of any holder of such New Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. New Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of New Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the New Note Guarantee or the New Notes, or have directed the taking of any action provided herein, in the New Note Guarantee or in the New Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of New Notes then outstanding, New Notes directly or indirectly owned by the Company, Cemex España or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

All notices and communications shall be provided as set forth in Clause 34 (Notices) of the Financing Agreement, with a copy to (which such copy shall not constitute notice):

Bracewell & Giuliani LLP

Goodwin Square

225 Asylum Street

Suite 2600

Hartford, Connecticut 06013

Attention: Evan D. Flaschen

Facsimile: (860) 760-6310

19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the New Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. Each of Cemex España and the Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit Cemex España, the Company or any other holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of Cemex España or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of Cemex España or any Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on the behalf of such Purchaser, (c) otherwise becomes known to such Purchaser other than through disclosure by Cemex España or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s New Notes), (ii) such Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any New Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such New Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company or Cemex España (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s New Notes, the New Note Guarantee, the New Financing Documents (as defined in the Financing Agreement) and this Agreement. Each holder of a New Note, by its acceptance of a New Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by Cemex España in connection with the delivery to any holder of a New Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with Cemex España embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of such Purchaser’s Affiliates as the acquirer of the New Notes that such Purchaser has agreed to acquire upon delivery of Old Notes to the Company hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.2. Upon receipt of such notice, wherever the word “Purchaser” is used in this Agreement (other than in this Section 21), such words shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the New Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “Purchaser” is used in this Agreement (other than in this Section 21), such words shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the New Notes under this Agreement.

22. MISCELLANEOUS.

22.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a New Note) whether so expressed or not.

22.2. Payments Due on Non-Business Days.

Anything in this Agreement or the New Notes to the contrary notwithstanding, any payment of principal of or interest on any New Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4. Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6. Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.7. Jurisdiction; Service of Process.

EACH OF CEMEX ESPAÑA AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY OTHER FINANCING DOCUMENT, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY OTHER FINANCING DOCUMENT, BROUGHT BY ANY HOLDER OF A NEW NOTE AGAINST CEMEX ESPAÑA OR THE COMPANY OR ANY

OF THEIR RESPECTIVE PROPERTIES, MAY BE BROUGHT BY SUCH HOLDER OF A NEW NOTE IN THE COURTS OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AS SUCH HOLDER OF A NEW NOTE MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT EACH OF CEMEX ESPAÑA AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT AND AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED MAIL ON CEMEX ESPAÑA, THE COMPANY OR A DESIGNATED AGENT SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUCH SUIT, AND EACH OF CEMEX ESPAÑA AND THE COMPANY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. WITHOUT LIMITING THE FOREGOING, EACH OF CEMEX ESPAÑA AND THE COMPANY HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK, CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN THE STATE OF NEW YORK WITH RESPECT THERETO AT ANY AND ALL TIMES. EACH OF CEMEX ESPAÑA AND THE COMPANY WILL TAKE ANY AND ALL ACTION, INCLUDING THE EXECUTION AND FILING OF ALL SUCH DOCUMENTS AND INSTRUMENTS AND TIMELY PAYMENTS OF FEES AND EXPENSES, AS MAY BE NECESSARY TO EFFECT AND CONTINUE THE APPOINTMENT OF SUCH AGENT IN FULL FORCE AND EFFECT, OR IF NECESSARY BY REASON OF ANY FACT OR CONDITION RELATING TO SUCH AGENT, TO REPLACE SUCH AGENT (BUT ONLY AFTER HAVING GIVEN NOTICE THEREOF TO EACH HOLDER OF NEW NOTES AND ANY SUCCESSOR AGENT IS REASONABLY ACCEPTABLE TO REQUIRED HOLDERS). EACH OF CEMEX ESPAÑA AND THE COMPANY AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH OF CEMEX ESPAÑA AND THE COMPANY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT. EACH OF CEMEX ESPAÑA AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OR ERROR BY REASON OF ANY SUCH SERVICE IN SUCH MANNER AND AGREES THAT SUCH SERVICE SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH OF CEMEX ESPAÑA AND THE COMPANY IN ANY SUCH SUIT, ACTION OR PROCEEDING AND SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID AND PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO EACH OF CEMEX ESPAÑA AND THE COMPANY. IN ADDITION, EACH OF CEMEX ESPAÑA AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY

OTHER FINANCING DOCUMENT BROUGHT IN SUCH COURTS, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF A NEW NOTE TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER CEMEX ESPAÑA OR THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW. NOTHING IN THIS SECTION 22.7 SHALL BE DEEMED TO LIMIT ANY OTHER SUBMISSION TO JURISDICTION, WAIVER OR OTHER AGREEMENT BY CEMEX ESPAÑA OR THE COMPANY CONTAINED IN ANY OTHER FINANCING DOCUMENT. TO THE EXTENT THAT CEMEX ESPAÑA OR THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF CEMEX ESPAÑA AND THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

22.8. Judgment Currency.

Each of Cemex España and the Company agrees that if, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under the New Notes in any currency into another currency, to the fullest extent permitted by law, the rate of exchange used shall be that at which in accordance with normal banking procedures a holder could purchase such first currency with such other currency on the Business Day preceding that on which final judgment is given.

* * * * *

The execution hereof by the Purchasers shall constitute a contract among Cemex España, the Company and the Purchasers for the uses and purposes hereinabove set forth.

Very truly yours, CEMEX ESPAÑA, S.A.

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

CEMEX ESPAÑA FINANCE LLC

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

[Signature Page to Consolidated Note Purchase Agreement]

PRINCIPAL LIFE INSURANCE COMPANY

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

[Signature Page to Consolidated Note Purchase Agreement]

RGA REINSURANCE COMPANY, A MISSOURI CORPORATION

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

[Signature Page to Consolidated Note Purchase Agreement]

SYMETRA LIFE INSURANCE COMPANY, A WASHINGTON CORPORATION

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

[Signature Page to Consolidated Note Purchase Agreement]

THE BANK OF NEW YORK, AS TRUSTEE FOR THE SCOTTISH RE (U.S.), INC. AND SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY TRUST BY AGREEMENT DATED DECEMBER 31, 2004

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

[Signature Page to Consolidated Note Purchase Agreement]

Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002.

By:	/s/ Celeste Ludwig V.P.
Name:	Celeste Ludwig V.P.
Title:	Wealth & Institutional Management Comerica Bank

[Signature Page to Consolidated Note Purchase Agreement]

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

MET LIFE INSURANCE COMPANY OF CONNECTICUT

By Metropolitan Life Insurance Company, its investment manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By Metropolitan Life Insurance Company, its investment manager

GENERAL AMERICAN LIFE INSURANCE COMPANY

By Metropolitan Life Insurance Company, its investment manager

NEW ENGLAND LIFE INSURANCE COMPANY

By Metropolitan Life Insurance Company, its investment manager

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

WESTERN NATIONAL LIFE INSURANCE COMPANY

(FORMERLY AIG ANNUITY INSURANCE COMPANY)

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

MERIT LIFE INSURANCE CO.

By:	AIG GLOBAL INVESTMENT CORP.,
INVESTMENT ADVISER

By:	/s/ Peter DeFazio
Name:	Peter DeFazio
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Title:	Its Authorized Representative

[Signature Page to Consolidated Note Purchase Agreement]

ING LIFE INSURANCE AND ANNUITY COMPANY

ING USA ANNUITY AND LIFE INSURANCE COMPANY

SECURITY LIFE OF DENVER INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY

USG ANNUITY & LIFE COMPANY

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	ING INVESTMENT MANAGEMENT LLC, AS AGENT

By:	/s/ Christopher P. Lyons
Name:	Christopher P. Lyons
Title:	Senior Vice President

[Signature Page to Consolidated Note Purchase Agreement]

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Michael L. Short
Name:	Michael L. Short
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Michael L. Short
Name:	Michael L. Short
Title:	Authorized Signatory

[Signature Page to Consolidated Note Purchase Agreement]

MANULIFE LIFE INSURANCE COMPANY

By:	/s/ Toshihide Sudo
Name:	Toshihide Sudo
Title:	Vice President & Managing Corporate Officer Investment Operations

[Signature Page to Consolidated Note Purchase Agreement]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Vice President

[Signature Page to Consolidated Note Purchase Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, ITS INVESTMENT MANAGER

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC,
ITS INVESTMENT MANAGER

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Timothy Wegener
Name:	Timothy Wegener
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY

HARTFORD ACCIDENT AND INDEMNITY COMPANY

By:	Hartford Investment Management Company
Their Agent And Attorney-In-Fact

By:	/s/ Robert M. Mills
Name:	Robert M. Mills
Title:	Vice President

[Signature Page to Consolidated Note Purchase Agreement]

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Thomas A. Shanklin
Name:	Thomas A. Shanklin
Title:	Authorized Signatory

[Signature Page to Consolidated Note Purchase Agreement]

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Thomas A. Shanklin
Name:	Thomas A. Shanklin
Title:	Authorized Signatory

[Signature Page to Consolidated Note Purchase Agreement]

NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT

By:	/s/ Thomas A. Shanklin
Name:	Thomas A. Shanklin
Title:	Authorized Signatory

[Signature Page to Consolidated Note Purchase Agreement]

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Thomas A. Shanklin
Name:	Thomas A. Shanklin
Title:	Authorized Signatory

[Signature Page to Consolidated Note Purchase Agreement]

AMCO INSURANCE COMPANY

By:	/s/ Thomas A. Shanklin
Name:	Thomas A. Shanklin
Title:	Authorized Signatory

[Signature Page to Consolidated Note Purchase Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
Name:	Barry Scheinholtz
Title:	Senior Director, Private Placements

[Signature Page to Consolidated Note Purchase Agreement]

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
Name:	Barry Scheinholtz
Title:	Senior Director, Private Placements

[Signature Page to Consolidated Note Purchase Agreement]

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Christopher D. Pahlke
Name:	Christopher D. Pahlke
Title:	Vice President

[Signature Page to Consolidated Note Purchase Agreement]

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Vice President

By:	/s/ Peter S. Fiek
Name:	Peter S. Fiek
Title:	Assistant Secretary

[Signature Page to Consolidated Note Purchase Agreement]

WESTPORT INSURANCE COMPANY (FKA EMPLOYERS REINSURANCE CORPORATION)

By:	CONNING ASSET MANAGEMENT COMPANY,
AS INVESTMENT MANAGER

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Director

[Signature Page to Consolidated Note Purchase Agreement]

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Director

[Signature Page to Consolidated Note Purchase Agreement]

SWISS RE LIFE & HEALTH AMERICA INC.

By:	Conning Asset Management Company
As Investment Manager

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Director

[Signature Page to Consolidated Note Purchase Agreement]

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By:	Conning Asset Management Company,
as Investment Manager

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Director

[Signature Page to Consolidated Note Purchase Agreement]

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Rick Fischer
Name:	Rick Fischer
Title:	Authorized Signatory

By:	/s/ Carrie A.Cazolas
Name:	Carrie A.Cazolas
Title:	Authorized Signatory

Authorized Signatories

Wire instructions for dollar denominated payments

Allstate Life Insurance Company

Bank:	Citibank
ABA#:	021000089
Account Name:	Allstate Life Insurance Company Bond Collection Account
Account #:	30547007
Reference:

[Signature Page to Consolidated Note Purchase Agreement]

ALLIED IRISH BANKS P.L.C.

By:	/s/ Martin Kelly
Name:	Martin Kelly
Title:	Manager

[Signature Page to Consolidated Note Purchase Agreement]

BARCLAYS BANK PLC

By:	/s/ Mark Manski
Name:	Mark Manski
Title:	Managing Director

[Signature Page to Consolidated Note Purchase Agreement]

GENWORTH LIFE INSURANCE COMPANY (F/K/A GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY)

By:	/s/ Estelle Simsolo
Name:	Estelle Simsolo
Title:	Investment Officer

[Signature Page to Consolidated Note Purchase Agreement]

ORIOLE CDO INC;

By:	GENWORTH FINANCIAL INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT ADVISOR

By:	/s/ Estelle Simsolo
Name:	Estelle Simsolo
Title:	Investment Officer

[Signature Page to Consolidated Note Purchase Agreement]

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK (AS SUCCESSOR BY MERGER TO AMERICAN MAYFLOWER LIFE INSURANCE COMPANY OF NEW YORK)

By:	/s/ Estelle Simsolo
Name:	Estelle Simsolo
Title:	Investment Officer

[Signature Page to Consolidated Note Purchase Agreement]

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Christopher Wilkos
Name:	Christopher Wilkos
Title:	Executive Vice President

[Signature Page to Consolidated Note Purchase Agreement]

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Christopher Wilkos
Name:	Christopher Wilkos
Title:	Executive Vice President

[Signature Page to Consolidated Note Purchase Agreement]

KNIGHTS OF COLUMBUS

By:	/s/ Ronald J. Tracz
Name:	Ronald J. Tracz
Title:	Assistant Supreme Secretary

[Signature Page to Consolidated Note Purchase Agreement]

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name:	Jed R. Martin
Title:	Vice President, Private Placements

[Signature Page to Consolidated Note Purchase Agreement]

AVIVA LIFE AND ANNUITY COMPANY

By:	Aviva Investors North America, Inc., its authority attorney-in-fact

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	Vice President, Private Placements

[Signature Page to Consolidated Note Purchase Agreement]

BENEFICIAL LIFE INSURANCE COMPANY

By:	/s/ Thomas Kirby Brown Jr.
Name:	Thomas Kirby Brown Jr., CFA
Title:	Senior Managing Director & Chief Investment Officer

[Signature Page to Consolidated Note Purchase Agreement]

ENSURE INVESTMENT FUND

BY: CNT (DIRECTORS) LTD., ITS DIRECTOR

By:	/s/ Ian Phillips
Name:	Ian Phillips
Title:	Director

[Signature Page to Consolidated Note Purchase Agreement]

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
PRINCIPAL LIFE INSURANCE COMPANY TAX ID NO. 42-0127290	A-1A $29,774,486.05 A-1B $5,413,542.92 A-1C $2,706,771.46 A-1D $13,371,451.01 A-1E $6,685,725.50 A-1F $514,286.58 A-1G $2,706,771.46 A-1H $2,165,417.17 A-1I $541,354.29

Payment Instructions:

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No.: 121000248

Wells Fargo Bank, N.A.

San Francisco, CA

For credit to Principal Life Insurance Company

Account No.: REDACTED

Attn: Cusip Number 15128@AH6 - CEMEX ESPAÑA FINANCE LLC

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT

SCOTTISH RE (US)/NATIONWIDE LIFE INSURANCE CO 1 YR TRUST (“SCOTTISH—1 YR”)

TAX ID NO. 23-2038295

C/O COMERICA BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE TO THE TRUST CREATED BY TRUST AGREEMENT DATED OCTOBER 1, 2002

A-2A $1,082,708.58

Payment Instructions:

All payments in account of the Note to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Comerica Bank/Trust Operations

AC: REDACTED

BNF: Scottish Annuity & Life Holdings, Ltd.

AC: REDACTED

BBI: Trade Settlement (313) 222-3111

Bank Routing Number: REDACTED

Attn: Cusip Number 15128@AH6—CEMEX ESPAÑA FINANCE LLC

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

Scottish—1YR

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Scottish—1YR

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High street, G-26

Des Moines, IA 50392-0800

And via Email: Privateplacements2@exchange.principal.com

Signature Block Format:

________________________________________

Comerica Bank & Trust, National Association, Trustee to the Trust Created by Trust Agreement Dated October 1, 2002

Nominee:

Calhoun & Co.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT

SCOTTISH RE (US)/NATIONWIDE LIFE INSURANCE CO 5 YR TRUST (“SCOTTISH—5 YR”)

TAX ID NO. 23-2038295

C/O COMERICA BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE TO THE TRUST CREATED BY AGREEMENT DATED OCTOBER 1, 2002

A-2B $1,082,708.58

Payment Instructions:

All payments in account of the Note to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Comerica Bank/Trust Operations

AC: REDACTED

BNF: Scottish Annuity & Life Holdings, Ltd.

AC: REDACTED

BBI: Trade Settlement (313) 222-3111

Bank Routing Number: REDACTED

Attn: Cusip Number 15128@AH6—CEMEX ESPAÑA FINANCE LLC

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

Scottish—5YR

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Scottish—5YR

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High street, G-26

Des Moines, IA 50392-0800

And via Email: Privateplacements2@exchange.principal.com

Signature Block Format:

________________________________________

Comerica Bank & Trust, National Association, Trustee to the Trust Created by Trust Agreement Dated October 1, 2002

Nominee:

Calhoun & Co.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT

SCOTTISH RE (U.S.)/LINCOLN NATIONAL, LTD. (“SCOTTISH—LINCOLN”)

TAX ID NO. 23-2038295

C/O COMERICA BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE TO THE TRUST CREATED BY TRUST AGREEMENT DATED OCTOBER 1, 2002

A-2C $1,082,708.58

Payment Instructions:

All payments on account of the Note to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Comerica Bank/Trust Operations

AC: REDACTED

BNF: Scottish Annuity & Life holdings LTD

AC: REDACTED

BBI: Trade Settlement 313-222-3111

Bank Routing: REDACTED

Attn: Cusip Number 15128@AH6—CEMEX ESPAÑA FINANCE LLC

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds..

In case of all notices with respect to payments:

Scottish-Lincoln

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Scottish-Lincoln

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

And via Email: Privateplacements2@exchange.principal.com

Signature Block Format:

________________________________________

Comerica Bank & Trust, National Association, Trustee to the Trust Created by Trust Agreement Dated October 1, 2002

Nominee:

Calhoun & Co.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
RGA REINSURANCE COMPANY TAX ID NO. 43-1235868	A-3 $8,120,314.38

Payment Instructions:

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

The Bank of New York

ABA #021-000-018

Beneficiary Account: REDACTED

Cusip 15128@AH6, CEMEX ESPAÑA FINANCE LLC

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

RGA Reinsurance Company

c/o Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

RGA Reinsurance Company

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

Nominee:

HARE & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
SYMETRA LIFE INSURANCE COMPANY TAX ID NO. 91-0742147	A-4A $10,827,085.84 A-4B $8,661,668.67

Payment Instructions:

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No. 021000021

JPMorgan Chase Bank

For Acct: Funds Clearance

Account: REDACTED

Attn: Cusip Number15128@AH6—CEMEX ESPAÑA FINANCE LLC

Symetra Life—LMT Mat Fnd Agree -#P64472

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Symetra Life Insurance Company

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

Nominee:

Cudd & Co.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
SYMETRA LIFE INSURANCE COMPANY TAX ID NO. 91-0742147	A-4C $5,413,542.92

Payment Instructions:

All payment sin account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No. 021000021

JPMorgan Chase Bank

For Acct: Funds Clearance

Account: REDACTED

Attn: Cusip Number15128@AH6—CEMEX ESPAÑA FINANCE LLC

Symetra Life—BOLI U-LIFE #P63871

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Symetra Life Insurance Company

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

Nominee:

Cudd & Co.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
THE BANK OF NEW YORK, AS TRUSTEE FOR THE SCOTTISH RE (U.S.), INC. AND SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY TRUST BY AGREEMENT DATED DECEMBER 31, 2004 TAX ID NO. 23-2038295	A-5 $1,082,708.58

Payment Instructions:

All payments in account of the Note to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Bank of NYC

New York, NY

ABA #021000018

ACCOUNT: REDACTED

Account # REDACTED

Account name: Scottish RE US/SLD Sec TR Principal

Attn: Cusip Number 15128@AH6—CEMEX ESPAÑA FINANCE LLC

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

In case of all notices with respect to payments:

Scottish RE US—Security Life of Denver

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Notices and communications:

Scottish RE US—Security Life of Denver

Principal Global Investors, LLC

Attn: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

And via Email: Privateplacements2@axchange.principal.com

Nominee:

HARE & CO

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
METROPOLITAN LIFE INSURANCE COMPANY 1095 AVENUE OF THE AMERICAS NEW YORK, NY 10036 TAX ID NO. 13-5581829	A-6 $76,872,309.43

Payment Instructions:

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank

ABA Routing No.: 021-000-021

Account No.: REDACTED

Account Name: Metropolitan Life Insurance Company

Ref: Cemex España Finance LLC 8.91% Series A Notes due February 14, 2014

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above

In case of all notices with respect to payments:

Delivery of Notes after Closing:

Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Karen G. Crockett, Esq.

Notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER.	PRINCIPAL AMOUNT
METROPOLITAN TOWER LIFE INSURANCE COMPANY C/O METROPOLITAN LIFE INSURANCE COMPANY 1095 AVENUE OF THE AMERICAS NEW YORK, NY 10036 TAX ID NO. 13-3114906	A-7 $1,082,708.58

Payment Instructions:

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank

ABA Routing No. 021-000-021

Account No.: REDACTED

Account Name: Metropolitan Tower Life Insurance Company

Ref: Cemex España Finance LLC 8.91% Series A Notes due February 14, 2014

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above

In case of all notices with respect to payments:

Delivery of Notes after Closing:

METROPOLITAN TOWER LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Karen G. Crockett, Esq.

Notices and communications:

METROPOLITAN TOWER LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Investments, Private Placements

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

METROPOLITAN TOWER LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
GENERAL AMERICAN LIFE INSURANCE COMPANY C/O METROPOLITAN LIFE INSURANCE COMPANY 1095 AVENUE OF THE AMERICAS NEW YORK, NY 10036 TAX ID NO. 43-0285930	A-8 $5,413,542.92

Payment Instructions:

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank

ABA Routing No.: 021-000-021

Account No.: REDACTED

Account Name: General American Life Insurance Company

Ref: Cemex España Finance LLC 8.91% Series A Notes due February 14, 2014

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

In case of all notices with respect to payments:

Delivery of Notes after Closing:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Karen G. Crockett, Esq.

Notices and communications:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER.	PRINCIPAL AMOUNT
NEW ENGLAND LIFE INSURANCE COMPANY C/O METROPOLITAN LIFE INSURANCE COMPANY 1095 AVENUE OF THE AMERICAS NEW YORK, NY 10036 TAX ID NO. 04-2708937	A-9 $8,661,668.67

Payment Instructions:

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank

ABA Routing No.: 021-000-021

Account No.: REDACTED

Account Name: New England Life Insurance Company

Ref: Cemex España Finance LLC 8.91% Series A Notes due February 14, 2014

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

In case of all notices with respect to payments:

Delivery of Notes after Closing:

NEW ENGLAND LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Karen G. Crockett, Esq.

Notices and communications:

NEW ENGLAND LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

NEW ENGLAND LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
METLIFE INSURANCE COMPANY OF CONNECTICUT— SEPARATE ACCOUNT MGA II C/O METROPOLITAN LIFE INSURANCE COMPANY 1095 AVENUE OF THE AMERICAS NEW YORK, NY 10036 TAX ID NO. 06-0566090	A-10 $4,763,917.77

Payment Instructions:

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: State Street Bank

ABA Routing No.: 011000028

Account No.: REDACTED

Ref: Cemex España Finance LLC 8.91% Series A Notes due February 14, 2014

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above..

In case of all notices with respect to payments:

Delivery of Notes after Closing:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Karen G. Crockett, Esq.

Notices and communications:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
WESTERN NATIONAL LIFE INSURANCE COMPANY TAX ID NO. 75-0770838	A-11 $16,240,628.75

Payment Instructions:

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York

ABA # 021-000-018

Account Number: REDACTED

For Further Credit to: WESTERN NATIONAL LIFE INSURANCE CO.; Account No. 260638

Reference: PPN 15128@AH6 and Prin.: $        ; Int.: $

In case of all notices with respect to payments:

Payment notices, audit confirmations and related correspondence to:

Western National Life Insurance Company (260638)

c/o AIG Investments

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Western National Life Insurance Company (260638)

c/o The Bank of New York

Attn: P & I Department

Fax: (718) 315-3076

Delivery of Notes after Closing:

The Bank of New York

One Wall Street—3rd Floor Window—A

New York, N.Y. 10286

Attention: Arnold Musella or Ada Casiano, Phone: (212) 635-1917

Account Name: WESTERN NATIONAL LIFE INSURANCE COMPANY

Account Number: REDACTED

Notices and communications:

*Compliance reporting information to:

AIG Investments

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Depository Trust Company (DTC) Instructions:

Alert Code: AGAIC

DTC Participant # 901

Institutional ID # 30012

Agent Bank ID # 26500

Account Name: WESTERN NATIONAL LIFE INSURANCE COMPANY

Account Number: REDACTED

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY TAX ID NO. 62-0306330	A-12 $10,827,085.84

Payment Instructions:

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name: AMERICAN GENERAL LIFE AND ACCIDENT INS. CO.

Fund Number PA 10

Account Number: REDACTED

Reference: PPN 15128@AH6 and Prin.: $        ; Int.: $

In case of all notices with respect to payments:

Payment notices, audit confirmations and related correspondence to:

American General Life and Accident Insurance Company (PA 10)

c/o AIG Investments

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 or

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

American General Life and Accident Insurance Company (PA 10)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

Delivery of Notes after Closing:

DTC / New York Window

55 Water Street

New York, N.Y. 10041

Attention: Robert Mendez for the account of State Street

Account Name: AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

Fund Number: REDACTED

Contact: Karen Tompkins, Phone: (816) 871-9708

Notices and communications:

*Compliance reporting information to:

AIG Global Investment Corporation

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Depository Trust Company (DTC) Instructions:

Alert Code: AGLA

DTC Participant # 0997

Institutional ID # 30012

Agent Bank ID # 20997

Account Name: AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

Fund Number: REDACTED

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASE	PRINCIPAL AMOUNT
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK TAX ID NO. 13-6101875	A-13 $12,992,503.00

Payment Instructions:

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Mellon Trust of New England

ABA # 011-001-234

DDA # REDACTED

For Further Credit to: AI LIFE ASSURANCE COMPANY PP; Account No.

Reference: PPN 15128@AH6 and Prin.: $         ; Int.: $

In case of all notices with respect to payments:

Payment notices, audit confirmations and related correspondence to:

American International Life Assurance Company of New York (AGIFLNY0372)

c/o AIG Investments

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 or

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

American International Life Assurance Company of New York (AGIFLNY0372)

c/o Mellon Trust of New England

Fax: (412) 208-2782

Delivery of Notes after Closing:

Mellon Securities Trust Company

One Wall Street; 3rd Floor—Receive Window C

New York, N.Y. 10286

Attention: Mike Visone

Account Name: AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

Account Number: REDACTED

Contact: Scott Fath, Phone: (412) 234-6279

Notices and communications:

*Compliance reporting information to:

AIG Global Investment Corporation

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Depository Trust Company (DTC) Instructions:

Alert Code: AILPVTPL

DTC Participation # 0954

Institutional ID # 30012

Agent Bank ID # 26017

Account Name: AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

Account Number: REDACTED

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
MERIT LIFE INSURANCE CO. TAX ID NO. 35-1005090	A-14 $3,248,125.75

Payment Instructions:

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name: MERIT LIFE INSURANCE CO.; Fund Number PA 20

Account Number: REDACTED

Reference: PPN 15128@AH6 and Prin.: $        ; Int.: $

In case of all notices with respect to payments:

Payment notices, audit confirmations and related correspondence to:

Merit Life Insurance Co. (PA 20)

c/o AIG Investments

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 or

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Merit Life Insurance Co. (PA 20)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

Delivery of Notes after Closing:

DTC / New York Window

55 Water Street

New York, N.Y. 10041

Attention: Robert Mendez for the account of State Street

Account Name: MERIT LIFE INSURANCE CO.

Fund Number: PA 20

Contact: Karen Tompkins, Phone: (816) 871-9708

Notices and communications:

*Compliance reporting information to:

AIG Global Investment Corporation

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Depository Trust Company (DTC) Instructions:

Alert Code: MLIC

DTC Participant # 0997

Institutional ID # 30012

Agent Bank ID # 20997

Account Name: MERIT LIFE INSURANCE CO.

Fund Number: REDACTED

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY TAX ID NO. 74-1625348	A-15 $37,894,800.42

Payment Instructions:

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York

ABA # 021-000-018

Account Number: REDACTED

For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.; Account No. 260735

Reference: PPN 15128@AH6 and Prin.: $            ; Int.: $

In case of all notices with respect to payments:

Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Investments

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 or

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York

Attn: P & I Department

Fax: (718) 315-3076

Delivery of Notes after Closing:

The Bank of New York

One Wall Street—3rd Floor Window—A

New York, N.Y. 10286

Attn: Arnold Musella or Ada Casiano, Phone: (212) 635-1917

Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Account Number: REDACTED

Notices and communications:

*Compliance reporting information to:

AIG Global Investment Corporation

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Depository Trust Company (DTC) Instructions:

Alert Code: VALIC

DTC Participant # 901

Institutional ID # 30012

Agent Bank ID # 26500

Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Account Number: REDACTED

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY TAX ID NO. 39-0509570	A-16 $62,797,097.84

Payment Instructions:

All payments by wire transfer of immediately available funds to:

US Bank

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For the account of

NM Private Placement

Account No. REDACTED

With sufficient information to identify the source of the transfer, the amount of interest, principal or premium, the series of Notes and the PPN (15128@AH6, Cemex Espana Finance LLC 8.91% Series A Notes, due February 14,2014)

In case of all notices with respect to payments:

All notice of payments and written confirmations of such wire transfers:

The Northwestern mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

Facsimile: (414) 625-6998

Delivery of Notes after Closing:

The Northwestern mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Douglas Timmer

Notices and communications:

The Northwestern mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

Facsimile: (414) 665-7124

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
RELIASTAR LIFE INSURANCE COMPANY TAX ID NO. 41-0451140	A-17 $10,827,085.84

Payment Instructions:

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	REDACTED (for scheduled principal and interest payments) or REDACTED (for all payments other than scheduled principal and interest)

For further credit to: REDACTED 5

Reference: Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

In case of all notices with respect to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-4886

Notices and communications:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
ING LIFE INSURANCE AND ANNUITY COMPANY TAX ID NO. 71-0294708	A-19 $12,992,503.00

Payment Instructions:

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	REDACTED (for scheduled principal and interest payments) or REDACTED (for all payments other than scheduled principal and interest)

For further credit to: REDACTED

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

In case of all notices with respect to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-4886

Notices and communications:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
ING USA ANNUITY AND LIFE INSURANCE COMPANY TAX ID NO. 41-0991508	A-20 $27,067,714.59

Payment Instructions:

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	REDACTED (for scheduled principal and interest payments) or REDACTED (for all payments other than scheduled principal and interest)

For further credit to: REDACTED

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

In case of all notices with respect to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-4886

Notices and communications:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
SECURITY LIFE OF DENVER INSURANCE COMPANY TAX ID NO. 84-0499703	A-21 $8,661,668.67

Payment Instructions:

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	REDACTED (for scheduled principal and interest payments) or REDACTED (for all payments other than scheduled principal and interest)

For further credit to: REDACTED.

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

In case of all notices with respect to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-4886

Notices and communications:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
JOHN HANCOCK LIFE INSURANCE COMPANY TAX ID NO. 04-1414660	A-22 $46,015,114.80

Payment Instructions:

All payments to be by bank wire transfer of immediately available funds to:

Bank Name: Bank of New York Mellon

Intermediary Bank: Federal Reserve Bank of Boston

ABA Number: 011001234

Account Name: F008 US PP Collector

DDA Number: REDACTED

Account Number: REDACTED

On Order of: CEMEX ESPAÑA FINANCE LLC, Cusip Number 15128@AH6

P&I Breakdown

Full name, interest rate and maturity date of Notes or other obligations

In case of all notices with respect to payments:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services and	John Hancock Financial Services
200 Berkley Street	197 Clarendon Street
Boston, MA 02116	Boston, MA 02116
Attention: Investment Accounting, B-3	Attention: Investment
Administration, C-2	Fax Number: (617) 572-5495
Fax Number: (617) 572-0628

Notices and communications:

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention: Bond and Corporate Finance, C-2

Fax Number: (617) 572-1165

All other notices shall be sent to:

John Hancock Financial Services and	John Hancock Financial Services
197 Clarendon Street	197 Clarendon Street
Boston, MA 02116	Boston, MA 02116
Attention: Investment Law, C-3	Attention: Bond and
Corporate Finance, C-2	Fax Number: (617) 572-1165
Fax Number: (617) 572-9269

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY TAX ID NO. 04-2664016	A-23 $2,706,771.46

Payment Instructions:

All payments to be by bank wire transfer of immediately available funds to:

Bank Name: Bank of New York Mellon

Intermediary Bank: Federal Reserve Bank of Boston

ABA Number: 011001234

Account Name: F008 US PP Collector

DDA Number: REDACTED

Account Number: REDACTED

On Order of: CEMEX ESPAÑA FINANCE LLC, Cusip Number 15128@AH6

P&I Breakdown

Full name, interest rate and maturity date of Notes or other obligations

In case of all notices with respect to payments:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services and	John Hancock Financial Services
200 Berkley Street	197 Clarendon Street
Boston, MA 02116	Boston, MA 02116
Attention: Investment Accounting, B-3	Attention: Investment Administration, C-2
Fax Number: (617) 572-0628	Fax Number: (617) 572-5495

Delivery of Notes after Closing:

Notices and communications:

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention: Bond and Corporate Finance, C-2

Fax Number: (617) 572-1165

All other notices shall be sent to:

John Hancock Financial Services and	John Hancock Financial Services
197 Clarendon Street	197 Clarendon Street
Boston, MA 02116	Boston, MA 02116
Attention: Investment Law, C-3	Attention: Bond and
Corporate Finance, C-2	Fax Number: (617) 572-1165
Fax Number: (617) 572-9269

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
Manulife Life Insurance Company TAX ID NO. 98-0427213	B-1 ¥1,185,389,696.06

Payment Instructions:

All payments to be by bank wire transfer of immediately available funds to:

Correspondent Bank:	Bank of Tokyo-Mitsubshi
Correspondent Bank Swift:	BOTKJPJTXXX
Beneficiary Bank:	State Street Bank and Trust Company (Hong Kong Branch)
Beneficiary Bank Swift:	SBOSHKHXXXX
Beneficiary Account:	REDACTED
Beneficiary Name:	Manulife Life Insurance Company
Reference:	AMN6
On Order of: Cemex Espana Finance LLC, Cusip Number 15128@AH6, 8.91% Series A Notes due February 14, 2014 and P&I Breakdown

In case of all notices with respect to payments:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

MFC Global Investment Management (Japan) Limited

Kyobashi TD Building 7F

1-2-5, Kyobashi, Chuo-ku, Tokyo,

Japan 104-0031

Attention: Ms. Wakako Matsumura

Telephone: 81-3-5204-5504

Fax: 81-3-5204-5546

Email: mlj_mfcj-operation@mfcglobal.com

Notices and communications:

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

MFC Global Investment Management (Japan) Limited

Kyobashi TD Building 7F

1-2-5, Kyobashi, Chuo-ku, Tokyo, Japan 104-0031

Attention: Ms. Wakako Matsumura

Telephone: 81-3-5204-5504

Fax: 81-3-5204-5546

Email: mlj_mfcj-operation@mfcglobal.com

All other notices shall be sent to:

MFC Global Investment Management (Japan) Limited

Kyobashi TD Building 7F

1-2-5, Kyobashi, Chuo-ku, Tokyo,

Japan 104-0031

Attention: Ms. Wakako Matsumura

Telephone: 81-3-5204-5504

Fax: 81-3-5204-5546

Email: mlj_mfcj-operation@mfcglobal.com

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION TAX ID NO. 13-3044743	A-24 $18,947,400.21

Payment Instructions:

All payments by wire or intrabank transfer of immediately available funds to:

JP Morgan Chase Bank

New York, NY 10019

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. REDACTED

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

In case of all notices with respect to payments:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10010-1603

Attention: Financial Management

Securities Operations

2nd Floor

Fax (212) 447-4132

With a copy sent electronically to:

FIIGLibrary@nylim.com

Notices and communications:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10010

Attention: Fixed Income Investors Group

Private Finance

2nd Floor

Fax (212)447-4122

With a copy sent electronically to:

FIIGLibrary@nylim.com

And with a copy of any notice regarding defaults or Events of Default under the operative documents to:

Attention: Office of the General Counsel

Investment Section, Room 1016

Fax (212) 576-8340

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT TAX ID NO. 13-3044743	A-25 $541,354.29

Payment Instructions:

All payments by wire or intrabank transfer of immediately available funds to:

JP Morgan Chase Bank

New York, NY 10019

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED

General Account No. REDACTED

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

In case of all notices with respect to payments:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10010-1603

Attention: Financial Management

Securities Operations

2nd Floor

Fax (212) 447-4132

With a copy sent electronically to:

FIIGLibrary@nylim.com

Notices and communications:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10010

Attention: Fixed Income Investors Group

Private Finance, 2nd Floor

Fax (212)447-4122

With a copy sent electronically to:

FIIGLibrary@nylim.com

And with a copy of any notice regarding defaults or Events of Default under the operative documents to:

Attention: Office of the General Counsel

Investment Section, Room 1016

Fax (212) 576-8340

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NEW YORK LIFE INSURANCE COMPANY TAX ID NO. 13-5582869	A-26 $34,646,674.67

Payment Instructions:

All payments by wire or intrabank transfer of immediately available funds to:

JP Morgan Chase Bank

New York, NY 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. REDACTED

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

In case of all notices with respect to payments:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10010-1603

Attention: Financial Management

Securities Operations

2nd Floor

Fax (212) 447-4132

With a copy sent electronically to:

FIIGLibrary@nylim.com

Notices and communications:

New York Life insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10010

Attention: Fixed Income Investors Group

Private Finance

2nd Floor

Fax (212)447-4122

With a copy sent electronically to:

FIIGLibrary@nylim.com

And with a copy of any notice regarding defaults or Events of Default under the operative documents to:

Attention: Office of the General Counsel

Investment Section, Room 1016

Fax (212) 576-8340

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
THRIVENT FINANCIAL FOR LUTHERANS TAX ID NO. 04-3475606	A-27 $44,282,781.07

Payment Instructions:

ABA#: 011000028

State Street Bank & Trust Co.

DDA # A/C- REDACTED

Fund Number: REDACTED

Fund Name: Thrivent Financial for Lutherans

In case of all notices with respect to payments:

Investment Division-Private Placements	With a Copy to:
Thrivent Financial for Lutherans	Thrivent Accounts
625 Fourth Avenue South	State Street Kansas City
Minneapolis, MN 55415	801 Pennsylvania Ave
Fax: 612.844.4027	Kansas City, MO 64105
Fax: 816.691.3610
Att: Bart Woodson

Delivery of Notes after Closing:

DTC/New York Window	With a Copy to:
55 Water Street	Thrivent In House Counsel

Plaza Level-3rd Floor

New York, NY 10041

Attention: Robert Mendez

Account: REDACTED

Fund Name: Thrivent Financial for Lutherans

Fund Number: NCE1

Nominee Name: Swanbird & Co.

Nominee Tax ID: 04-3475606

Ref: PPN 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Notices and communications:

Investment Division-Private Placements

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, MN 55415

Fax: 612.844.4027

Signature Block Format:

Thrivent Financial for Lutherans
By:
Name:
Title:

Nominee: Swanbird & Co.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY TAX ID NO. 06-0838648	A-28 $21,654,171.67

Payment Instructions:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # REDACTED

Attn: Bond Interest/Principal - Cemex Espana Finance LLC

PPN 15128@AH6 Prin $             Int $

In case of all notices with respect to payments:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

Delivery of Notes after Closing:

JPMorgan Chase

4 New York Plaza

New York, New York 10004

Attn: Brian Cavanaugh

Phy/Rec - 11th Floor

Phone: 212-623-2721

Custody Account Number: must appear on outside of envelope

Notices and communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

Robert.Mills@himco.com and PrivatePlacements.Himco@Himco.com subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860) 297-8884

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
HARTFORD LIFE INSURANCE COMPANY TAX ID NO. 06-0974148	A-29 $10,827,085.84

Payment Instructions:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # REDACTED Attn: Bond Interest/Principal - Cemex Espana Finance LLC

PPN 15128@AH6 Prin $             Int $

In case of all notices with respect to payments:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

Delivery of Notes after Closing:

JPMorgan Chase

4 New York Plaza

New York, New York 10004

Attn: Brian Cavanaugh

Phy/Rec—11th Floor

Phone: 212-623-2721

Custody Account Number: G06641—CRC must appear on outside of envelope

Notices and communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

Robert.Mills@himco.com and PrivatePlacements.Himco@Himco.com subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860) 297-8884

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
HARTFORD ACCIDENT AND INDEMNITY COMPANY TAX ID NO. 06-0383030	A-30 $10,827,085.84

Payment Instructions:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # REDACTED

Attn: Bond Interest/Principal - Cemex Espana Finance LLC

PPN 15128@AH6 Prin $             Int $

In case of all notices with respect to payments:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

Delivery of Notes after Closing:

JPMorgan Chase

4 New York Plaza

New York, New York 10004

Attn: Brian Cavanaugh

Phy/Rec—11th Floor

Phone: 212-623-2721

Custody Account Number: G06239—HAI must appear on outside of envelope

Notices and communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

Robert.Mills@himco.com and PrivatePlacements.Himco@Himco.com subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Signature Block Format:

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY

HARTFORD ACCIDENT AND INDEMNITY COMPANY

By:	Hartford Investment Management Company Their Agent and Attorney-In-Fact

By:
Name:
Title:

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY TAX ID NO. 31-1000740	A-31 $6,496,251.50

Payment Instructions:

The Bank of New York Mellon

ABA # 021-000-018

BNF: REDACTED

F/A/O Nationwide Life and Annuity Insurance Company

Attn: P&I Department

PPN# 15128@AH6

Security Description: CEMEX ESPAÑA FINANCE LLC 8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

In case of all notices with respect to payments:

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York

PO Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life and Annuity Insurance Company

Nationwide Investments – Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, Ohio 43215-2220

Delivery of Notes after Closing:

The Bank of New York Mellon

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Life and Annuity Insurance Company

Account # 267961

Notices and communications:

Nationwide Life and Annuity Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza (1-05-801)

Columbus, Ohio 43215-2220

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NATIONWIDE LIFE INSURANCE COMPANY TAX ID NO. 31-4156830	A-32 $16,240,628.75

Payment Instructions:

The Bank of New York Mellon

ABA # 021-000-018

BNF: REDACTED

F/A/O Nationwide Life Insurance Company

Attn: P&I Department

PPN 15128@AH6

Security Description: CEMEX ESPAÑA FINANCE LLC 8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

In case of all notices with respect to payments:

Nationwide Life Insurance Company

c/o The Bank of New York

PO Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life Insurance Company

Nationwide Investments – Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, Ohio 43215-2220

Delivery of Notes after Closing:

The Bank of New York Mellon

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Company Account # 267829

Notices and communications:

Nationwide Life Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza (1-05-801)

Columbus, Ohio 43215-2220

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT TAX ID NO. 31-4156830	A-33 $4,330,834.33.33

Payment Instructions:

The Bank of New York Mellon

ABA # 021-000-018

BNF: REDACTED

F/A/O Nationwide Multiple Maturity Separate Account

Attn: P&I Department

PPN 15128@AH6

Security Description: CEMEX ESPAÑA FINANCE LLC 8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

In case of all notices with respect to payments:

Nationwide Multiple Maturity Separate Account

c/o The Bank of New York

PO Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Multiple Maturity Separate Account

Nationwide Investments – Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, Ohio 43215-2220

Delivery of Notes after Closing:

The Bank of New York Mellon

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Multiple Maturity Separate Account

Account # 267919

Notices and communications:

Nationwide Multiple Maturity Separate Account

Nationwide Investments – Private Placements

One Nationwide Plaza (1-05-801)

Columbus, OH 43215-2220

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NATIONWIDE MUTUAL INSURANCE COMPANY TAX ID NO. 31-4177100	A-34 $12,992,503.00

Payment Instructions:

The Bank of New York Mellon

ABA # 021-000-018

BNF: REDACTED

F/A/O Nationwide Mutual Insurance Company

Attn: P&I Department

PPN 15128@AH6

Security Description: CEMEX ESPAÑA FINANCE LLC 8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

In case of all notices with respect to payments:

Nationwide Mutual Insurance Company

c/o The Bank of New York

PO Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Mutual Insurance Company

Nationwide Investments – Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, Ohio 43215-2220

Delivery of Notes after Closing:

The Bank of New York Mellon

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Mutual Insurance Company

Account # 264232

Notices and communications:

Nationwide Mutual Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza (1-05-801)

Columbus, Ohio 43215-2220

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
AMCO INSURANCE COMPANY TAX ID NO. 42-6054959	A-35 $1,082,708.58

Payment Instructions:

The Bank of New York Mellon

ABA # 021-000-018

BNF: REDACTED

F/A/O AMCO Insurance Company

Attn: P&I Department

PPN 15128@AH6

Security Description: CEMEX ESPAÑA FINANCE LLC 8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

In case of all notices with respect to payments:

AMCO Insurance Company

c/o The Bank of New York

PO Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

AMCO Insurance Company

Nationwide Investments – Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, Ohio 43215-2220

Delivery of Notes after Closing:

The Bank of New York Mellon

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O AMCO Insurance Company

Account # 000611

Notices and communications:

AMCO Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza (1-05-801)

Columbus, Ohio 43215-2220

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
The Guardian Life Insurance Company of America Tax ID No. 13-5123390	A-37 $27,067,714.59

Payment Instructions:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C REDACTED

Reference A/C #, Guardian Life, CUSIP 15128@AH6

In case of all notices with respect to payments:

Delivery of Notes after Closing:

JP Morgan Chase

4 New York Plaza – Ground Floor Receive Window

New York, NY 10004

Notices and communications:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Barry Scheinholtz

Investment Department 20-D

Fax (212) 919-2658

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
Berkshire Life Insurance Company of America Tax Id. No. 75-1277524	A-36 $2,165,417.17

Payment Instructions:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C REDACTED

Reference A/C # REDACTED, Berkshire Life Insurance, CUSIP 15128@AH6

In case of all notices with respect to payments:

Delivery of Notes after Closing:

JP Morgan Chase

4 New York Plaza – Ground Floor Receive Window

New York, NY 10004

Reference A/C # REDACTED, Berkshire Life Insurance

Notices and communications:

Berkshire Life Insurance Company of America

c/o The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Barry Scheinholtz

Investment Department 20-D

Fax #(212) 919-2658

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
Monumental Life Insurance Company Tax Id No. 52-0419790	A-38 $27,067,714.59

Payment Instructions:

All payments on account of the Monumental Life Insurance Company shall be made by wire transfer to:

Bank of New York Mellon

ABA #021000018

IOC566

FFC: Acct # MLIC_DFP7 26 1-251750

Ref: CUSIP/PPN 15128@AH6

Please provide CUSIP and P&I Breakdown

In case of all notices with respect to payments:

Email paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations – Privates

4333 Edgewood Road NE

Cedar Rapids, IA 52499-7013

Delivery of Notes after Closing:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335 AEGON USA Investment Management LLC

Attn: Paul Houk, Esquire

Investment Legal Department

400 West Market Street, 10th Floor

Louisville, KY 40202

Notices and communications:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

Phone: 319-355-2432

Fax: 319-355-2666

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

400 West Market Street

Louisville, KY 40202

Phone: 502-560-2769

Fax: 502-560-2030

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
PACIFIC LIFE INSURANCE COMPANY TAX ID NO. 95-1079000	A-39 $27,067,714.59

Payment Instructions:

Mellon Trust of New England

ABA# 0110-0123-4

DDA REDACTED

Attn: MBS Income CC: 1253

A/C Name: Pacific Life Insurance Co—General Account/REDACTED

Regarding:PPN 15128@AH6

CEMEX ESPAÑA FINANCE LLC

8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

In case of all notices with respect to payments:

Mellon Trust

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

Pacific Life Insurance Company

Attn: IMD—Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax #949-718-5845

Delivery of Notes after Closing:

Mellon Securities Trust Company

One Wall Street

3rd Floor–Receive Window C

New York, NY 10286

Contact: Robert Ferraro (212) 635-1299

A/C Name: Pacific Life Insurance Co – General Acct

A/C #: PLCF1810132

Notices and communications:

Pacific Life Insurance Company

Attn: IMD—Portfolio Management

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax #949-720-1963

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
PRIMERICA LIFE INSURANCE COMPANY TAX ID NO. 04-1590590	A-41 $6,063,168.07

Payment Instructions:

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Primerica Life Insurance Company

Account No. REDACTED

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: Primerica Life Insurance Company

FFC Acct# REDACTED

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP 15128@AH6 & Description and Breakdown

(principal/income)

Delivery of Notes after Closing

Primerica Life Insurance Company

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Vi R. Smalley

Phone: 860-299-2054

Facsimile: 860-299-0054

Email: Vi_Smalley@Conning.com

Notices and communications:

Primerica Life Insurance Company

C\O Conning Asset Management Company

55 East 52nd Street

New York, NY 10055

Attention: John H. DeMallie

Phone: 212-317-5528

Facsimile: 212-317-5179

Email: John_ DeMallie@Conning.com

With a copy of all notices and communication directed to:

Primerica Life Insurance Company

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Private Placement Unit

Phone: 860-299-2173

Facsimile: 860-299-2442

Email: Conning_Documents@Conning.com

Signature Block Format:

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning Asset Management Company as Investment Manager

By:
Name:	John H. DeMallie
Title:	Director

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
NATIONAL BENEFIT LIFE INSURANCE COMPANY TAX ID NO. 23-1618791	A-42 $1,190,979.44

Payment Instructions:

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

National Benefit Life Insurance Company

Account No. REDACTED

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: National Benefit Life Insurance Company

FFC Acct# REDACTED

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP 15128@AH6 & Description and Breakdown (principal/income)

Delivery of Notes after Closing:

National Benefit Life Insurance Company

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Vi R. Smalley

Phone: 860-299-2054

Facsimile: 860-299-0054

Email: Vi_Smalley@Conning.com

Notices and communications:

National Benefit Life Insurance Company

C\O Conning Asset Management Company

55 East 52nd Street

New York, NY 10055

Attention: John H. DeMallie

Phone: 212-317-5528

Facsimile: 212-317-5179

Email: John_ DeMallie@Conning.com

With a copy of all notices and communication directed to:

National Benefit Life Insurance Company

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Private Placement Unit

Phone: 860-299-2173

Facsimile: 860-299-2442

Email: Conning_Documents@Conning.com

Signature Block Format:

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By:	Conning Asset Management Company, as Investment Manager

By:
Name:	John H. DeMallie
Title:	Director

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
SWISS RE LIFE & HEALTH AMERICA INC. TAX ID NO. 06-0839705	A-43 $8,661,668.67

Payment Instructions:

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

The Bank of New York

ABA #021000018

For credit to: Account No. REDACTED

Acct Name: BNY Income Collection

FFC Acct# REDACTED

FFC Acct Name: Swiss Re Life & Health America Inc. Liability Privates

Reference: CUSIP 15128@AH6 and Description and Breakdown (principal/income)

Delivery of Notes after Closing:

Swiss Re Life & Health America Inc.

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Vi R. Smalley
Facsimile: 860-299-0054
Phone: 860-299-2054
Email: Vi_Smalley@Conning.com

Notices and communications:

Swiss Re Life & Health America Inc.

C\O Conning Asset Management Company

55 East 52nd Street

New York, NY 10055

Attention: John H. DeMallie
Phone: 212-317-5528
Facsimile: 212-317-5179
Email: John_DeMaillie@Conning.com

With a copy of all notices and communication directed to:

Swiss Re Life & Health America Inc.

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Private Placement Unit

Phone: 860-299-2173

Facsimile: 860-299-2442

Email: Conning_Documents@Conning.com

Signature Block Format:

SWISS RE LIFE & HEALTH AMERICA INC.

By:	Conning Asset Management Company, as Investment Manager

By:
Name:	John H. DeMallie
Title:	Director

Nominee: HARE & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
WESTPORT INSURANCE CORPORATION (FKA EMPLOYERS REINSURANCE CORPORATION TAX ID NO. 48-0921045	A-40 $10,827,085.84

Payment Instructions:

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021-000-021

Account: Bond Interest

Account No. REDACTED

FFC Acct Name: ERC Total Return PP (TRPP)

FFC Account # REDACTED

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

In case of all notices with respect to payments:

Delivery of Notes after Closing:

Westport Insurance Corporation (FKA Employers Reinsurance Corporation)

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Vi R. Smalley

Phone: 860-299-2054

Facsimile: 860-299-0054

Email: Vi_Smalley@Conning.com

Notices and communications:

Westport Insurance Corporation (FKA Employers Reinsurance Corporation)

C\O Conning Asset Management Company

55 East 52nd Street

New York, NY 10055

Attention: John H. DeMallie
Phone: 212-317-5528
Facsimile: 212-317-5179
Email: John_ DeMallie@Conning.com

With a copy of all notices and communication directed to:

Westport Insurance Corporation (FKA Employers Reinsurance Corporation)

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Private Placement Unit
Phone: 860-299-2173
Facsimile: 860-299-2442
Email: Conning_Documents@Conning.com

Signature Block Format:

WESTPORT INSURANCE COPORATION (FKA EMPLOYERS REINSURANCE CORPORATION)

By:	Conning Asset Management Company, as Investment Manager

By:
Name:	John H. DeMallie
Title:	Director

Nominee: HARE & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
ALLSTATE LIFE INSURANCE COMPANY TAX ID NO. 36-2554642	A-44 $21,654,171.67

Payment Instructions:

All payments by Fedwire transfer of immediately available funds of ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank: Citibank

ABA #: 021000089

Account Name: Allstate Life Insurance Company Collection Account – PP

Account #: REDACTED

Reference:

OBI (15128@ AH6, Cemex Espana Finance LLC, 8.91% Series A, February 14, 2014)

Payment Due Date (MM/DD/YY) and the type and amount of payment being made

For Example:

P              (Enter “P” and the amount of Principal being remitted, for example, P5000000.00)

I              (Enter “I” and the amount of interest being remitted, for example I225000.00)

For Overseas Wires: SWIFT Code: CITIUS33, SWIFT Line 71A: OUR

In case of all notices with respect to payments:

All notice of scheduled payments and written confirmations of such wire transfer to be sent to:

Allstate Investments LLC

Investment Operations—Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Telephone: (847) 402-6672 Private Placements

Telecopy: (847) 326-7032

Email: PrivateIOD@allstate.com

Delivery of Notes after Closing:

Citibank, N.A.

399 Park Avenue, Level B Vault

New York, NY 10022

Attn: Danny Reyes

For Allstate Life Insurance Company/Safekeeping Account No. REDACTED

Notices and communications:

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC

Private Placements Department

3075 Sanders road, STE G3A

Northbrook, IL 60062-7127

Telephone: (847) 402-7117

Telecopy: (847) 402-3092

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
ALLIED IRISH BANKS P.L.C. TAX ID NO. 13-2774656 Bankcentre, Ballsbridge, Dublin 4 Ireland	A-45 $21,654,171.67

Payment Instructions:

For payment of consent fee only:

Bank:	JP Morgan Chase Bank
Address:	New York
Swift code:	CHAS US 33
A/c:	AIB DUBLIN BSU
A/c Number:	REDACTED
Ref:	Cemex consent fee

For payments of principal, interest and other obligations:

Swift Code:	IRVTUS3N
Bank:	The Bank of New York Mellon SA- ABA # 021 000 018
F/C account No: REDACTED
For further credit to GSP account: REDACTED

In case of all notices with respect to payments:

Bank of New York Mellon	Allied Irish Bank
Global Corporate Actions Dept	Corporate Banking International
1 Wall St, 6th Floor,	AIB International Centre
New York,	IFSC
NY 10286	Dublin 1, Ireland
Attn: Regina Harris	Attn: Martin Kelly

Delivery of Notes after Closing:

Bank of New York Mellon

Global Corporate Actions Dept

1 Wall St, 6th Floor,

New York,

NY 10286

Attn: Regina Harris

Notices and communications:

Bank of New York Mellon	Allied Irish Bank
Global Corporate Actions Dept.	Corporate Banking International
1 Wall St, 6th Floor,	AIB International Centre
New York,	IFSC
NY 10286	Dublin 1, Ireland
Attn: Regina Harris	Attn: Martin Kelly

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
BARCLAYS BANK PLC TX ID NO. 13-4942190	A-46 $21,654,171.67

Payment Instructions:

Physical Settlement—Cash Wire Instructions

The Bank of New York (ABA 021000018)

Attn: Barclays Capital Inc

Account # REDACTED

Principal & Interest—Cash Wire Instructions (For certificates registered in Barclays Bank PLC)

Bank of New York (ABA 021000018)

Account # REDACTED

Attn: Pia Llena

Ref: CUSIP# 15128@AH6, Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

In case of all notices with respect to payments:

Barclays Capital Inc.

70 Hudson Street

Jersey City, NJ 07302

Attn: Principal & Interest

nycouponclaim@barcap.com

Delivery of Notes after Closing:

Settlements and return of transfers

The Bank of New York

1 Wall Street

3rd Floor, Window B

New York, NY 10286

Attention: Margaret Duffy (212-635-7017)

Reference: Barclays Account # REDACTED a/c of BARCLAYS BZW DEALER DP4-26946

Notices and communications:

Address for All Other Notices

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attn: US FI Credit—High Grade Hybrids

Trading Desk Contacts

212-412-6980 Desk

917-265-0737 Fax

Matthew Faranda matthew.faranda@barcap.com
Ryan Johnstin ryan.johnstin@barcap.com

Settlement Contacts

201-499-8517 Desk

646-758-3925 Fax

Sam DeAllie Sampson.deallie@barcap.com
Janet Lee janelee@barcap.com

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
GENWORTH LIFE INSURANCE COMPANY TAX ID NO. 91-6027719	A-47 $6,496,251.50

Payment Instructions:

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #: 021000018

Account #: REDACTED

SWIFT Code: IRVTUS3N

Acct Name: Private Placement Income Collection Account

Reference: GLIC/LISPIA CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts

And by Email: treasppbkoffice@genworth.com

Fax: (804) 662-777

In case of all notices with respect to payments:

The Bank of New York

Income Collection Department

P.O. Box 19266

Newark, NJ 07195

Attn: PP P&I Department

Ref: GLIC 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes due February 14, 2014

P&I Contact: Purisima Teylan—(718) 315-3035

Delivery of Notes after Closing:

The Bank of New York

One Wall Street

Window A, 3rd Floor

New York, NY 10286

Ref: GLIC/LISPIA

Account #: REDACTED

DTC Securities:

DTC #: 901

Agent ID #: 26500

Institutional ID: 26662

Account Name: GLIC/LISPIA

Account #: REDACTED

Notices and communications:

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.

Account: Genworth Life Insurance Company

3001 Summer Street, 2nd Floor

Stamford, CT 06905

Attn: Dorothy Michalowski

Telephone No. (212) 895-4031

Fax No. (866) 745-0947

If available, an electronic copy is additionally requested. Please send to the following e-mail address:

GNW.privateplacements@genworth.com

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account: Genworth Life Insurance Company

3001 Summer Street

Stamford, CT 06905

Attn: Trade Operations

Telephone No.: (203) 708-3368

Fax No.: (866) 745-3305

If available, an electronic copy is additionally requested. Please send to the following email address:

GNWInvestmentsOperations@genworth.com

Nominee:

HARE & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
GENWORTH LIFE INSURANCE COMPANY OF NEW YORK TAX ID NO. 22-2882416	A-48 $2,165,417.17

Payment Instructions:

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #: 021000018

Account #: REDACTED

SWIFT Code: IRVTUS3N

Acct Name: Private Placement Income Collection Account

Reference: GLICNY/LNYSPDA CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts

And by Email: treasppbkoffice@genworth.com

Fax: (804) 662-777

In case of all notices with respect to payments:

The Bank of New York

Income Collection Department

P.O. Box 19266

Newark, NJ 07195

Attn: PP P&I Department

Ref: GLICNY 15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes due February 14, 2014

P&I Contact: Purisima Teylan—(718) 315-3035

Delivery of Notes after Closing:

The Bank of New York

One Wall Street

Window A, 3rd Floor

New York, NY 10286

Ref: GLICNY/LNYSPDA

Account #: REDACTED

DTC Securities

DTC #: 901

Agent ID #: 26500

Institutional ID: 26662

Account Name: GLICNY/LNYSPDA

Account #; REDACTED

Notices and communications:

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.

Account: Genworth Life Insurance Company of New York

3001 Summer Street, 2nd Floor

Stamford, CT 06905

Attn: Dorothy Michalowski

Telephone No. (212) 895-4031

Fax No. (866) 745-0947

If available, an electronic copy is additionally requested. Please send to the following e-mail address:

GNW.privateplacements@genworth.com

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account: Genworth Life Insurance Company of New York

3001 Summer Street

Stamford, CT 06905

Attn: Trade Operations

Telephone No.: (203) 708-3368

Fax No.: (866) 745-3305

If available, an electronic copy is additionally requested. Please send to the following email address:

GNWInvestmentsOperations@genworth.com

Signature Block Format:

Nominee:

HARE & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
ORIOLSPV TAX ID NO. 20-3075075	A-49 $9,744,377.25

Payment Instructions:

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #: 021000018

Account #: REDACTED

SWIFT Code: IRVTUS3N

Acct Name: Private Placement Income Collection Account

Reference: ORIOLE/ODA ORIOLE/OMDIS

15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes due February 14, 2014 , and Identify Principal & Interest Amounts

And by Email: treasppbkoffice@genworth.com

Fax: (804) 662-777

In case of all notices with respect to payments:

The Bank of New York

Income Collection Department

P.O. Box 19266

Newark, NJ 07195

Attn: PP P&I Department

Ref: ORIOLE15128@AH6; Cemex Espana Finance LLC 8.91% Series A Notes due February 14, 2014

P&I Contact: Purisima Teylan—(718) 315-3035

Delivery of Notes after Closing:

The Bank of New York

One Wall Street

Window A, 3rd Floor

New York, NY 10286

Ref: ORIOLE/ODA ORIOLE/OMDIS

Account #: REDACTED

DTC Securities:

DTC #: 901

Agent ID #: 26500

Institutional ID: 26662

Account Name: ORIOLE/ODA

Account #: REDACTED

Notices and communications:

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.

Account: ORIOLSPV

3001 Summer Street, 2nd Floor

Stamford, CT 06905

Attn: Dorothy Michalowski

Telephone No. (212) 895-4031

Fax No. (866) 745-0947

If available, an electronic copy is additionally requested. Please send to the following e-mail address:

GNW.privateplacements@genworth.com

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account: ORIOLSPV

3001 Summer Street

Stamford, CT 06905

Attn: Trade Operations

Telephone No.: (203) 708-3368

Fax No.: (866) 745-3305

If available, an electronic copy is additionally requested. Please send to the following email address:

GNWInvestmentsOperations@genworth.com

Signature Block Format:

Nominee:

HARE & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
PHL VARIABLE INSURANCE COMPANY TAX ID NO. 06-1045829	A-50 $3,248,125.75 A-51 $2,165,417.17 A-52 $3,248,125.75 A-53 $2,165,417.17

Payment Instructions:

Wire to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: REDACTED

Reference: Phoenix Life Insurance, G09767, Cemex; A-50 $3,248,125.75
Phoenix Life Insurance, G09390, Cemex; A-51 $2,165,417.17 Phoenix Life Insurance, G09388, Cemex; A-52 $3,248,125.75
Phoenix Life Insurance, G09389, Cemex; A-53 $2,165,417.17

In case of all notices with respect to payments:

Delivery of Notes after Closing:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attn: Brad Buck, Law Department

Notices and communications:

Phoenix Life Insurance Company

c/o Goodwin Capital Advisers

One American Row H-GW-1

Hartford, CT 06102

Attn: Private Placement Dept.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
PHOENIX LIFE INSURANCE COMPANY TAX ID NO. 06-0493340	A-54 $5,413,542.92

Payment Instructions:

Wire to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: REDACTED

Reference: Phoenix, Cemex, G05123

In case of all notices with respect to payments:

Delivery of Notes after Closing:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attn: Brad Buck, Law Department

Notices and communications:

Phoenix Life Insurance company

c/o Goodwin Capital Advisers

One American Row H-GW-1

Hartford, CT 06102

Attn: Private Placement Dept.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
KNIGHTS OF COLUMBUS TAX ID NO. 06-0416470 ONE COLUMBUS PLAZA NEW HAVEN, CT 06510-3326 ATTN: INVESTMENT ACCOUNTING DEPT., 14TH FLOOR	A-55 $10,827,085.84

Payment Instructions:

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

Bank of New York

ABA #021000018

CREDIT A/C: GLA111566

ATTN: P&I Dept

A/C Name: Knights of Columbus FPA Account

Account#: REDACTED

RE: PPN # 15128@AH6, Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

In case of all notices with respect to payments:

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed to:

Knights of Columbus

FPA Account # REDACTED

Attn: Investment Accounting Department, 14th Floor

One Columbus Plaza, New Haven, CT 06510-3326 USA

Delivery of Notes after Closing:

Mary Wong, Assistant Treasurer

Tel. 212-635-1003

Physical Delivery

The Bank of New York Mellon

One Wall Street, 3rd Floor, Window “A”

New York, NY 10286 USA

KNIGHTS OF COLUMBUS FPA ACCOUNT # 201047

Email: marywong@bankofny.com

Mary Wong reports to Daniel Sterling—OIC

Supervisor: Michelle Pahng, Tel. 212-635-4933;Fax 212-635-1199 Email: mpahng@bankofny.com Fazal Mirjah, Tel. 212-635-6125

Notices and communications:

All notices and communications with respect to compliance reporting, financial statements and related certifications shall be sent to:

Knights of Columbus

Attn: Investment Department, 19th Floor

One Columbus Plaza, New Haven, CT 06510-3326 USA

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
KNIGHTS OF COLUMBUS TAX ID NO. 06-0416470 ONE COLUMBUS PLAZA NEW HAVEN, CT 06510-3326 ATTN: INVESTMENT ACCOUNTING DEPT., 14TH FLOOR	A-56 $5,413,542.92

Payment Instructions:

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

Bank of New York

ABA #021000018

CREDIT A/C: GLA111566

ATTN: P&I Dept

A/C Name: Knights of Columbus FPA Account

Account#: REDACTED

RE: PPN #15128@AH6, Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

In case of all notices with respect to payments:

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed to:

Knights of Columbus

Life Account # REDACTED

Attn: Investment Accounting Department, 14th Floor

One Columbus Plaza, New Haven, CT 06510-3326 USA

Delivery of Notes after Closing:

Mary Wong, Assistant Treasurer

Tel. 212-635-1003

Physical Delivery

The Bank of New York Mellon

One Wall Street, 3rd Floor, Window “A”

New York, NY 10286 USA

KNIGHTS OF COLUMBUS FPA ACCOUNT # 201047

Email: marywong@bankofny.com

Mary Wong reports to Daniel Sterling—OIC

Supervisor: Michelle Pahng, Tel. 212-635-4933;Fax 212-635-1199 Email: mpahng@bankofny.com Fazal Mirjah, Tel. 212-635-6125

Notices and communications:

All notices and communications with respect to compliance reporting, financial statements and related certifications shall be sent to:

Knights of Columbus

Attn: Investment Department, 19th Floor

One Columbus Plaza, New Haven, CT 06510-3326 USA

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
THE OHIO NATIONAL LIFE INSURANCE COMPANY Tax Id No.: 31-0397080	A-57 $10,827,085.84

Payment Instructions:

By bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to The Ohio National Life Insurance Company’s Account No. REDACTED

In case of all notices with respect to payments:

The Ohio National Life Insurance Company

1 Financial Way

Cincinnati, OH 45242

Attention: Investment Department

Delivery of Notes after Closing:

Jed R. Martin

The Ohio National Life Insurance Company

1 Financial Way

Cincinnati, OH 45242

Notices and communications:

The Ohio National Life Insurance Company

1 Financial Way

Cincinnati, OH 45242

Attention: Investment Department

Signature Block Format:

Set up for one signature

Nominee: None

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
AVIVA LIFE AND ANNUITY COMPANY TAX ID NO. 42-0175020	A-59 $2,706,771.46

Payment Instructions:

Federal Funds Wire Transfer

Federal Reserve Bank of Boston ABA# 011001234

DDA# 125261

CC: 1253

Custody Account Name: ALAC—EG Convertible Securities PGI Privates

Custody Account Number: REDACTED

Reference: PPN 15128@AH6, Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Delivery of Notes after Closing:

Mellon Securities Trust Company

One Wall Street 3rd Floor—Receive Window C

New York, NY 10286

For Credit to: ALAC—EG Convertible Securities PGI Privates

A/C # REDACTED

Notices and communications:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

Attn: Private Placements

699 Walnut Street, Suite 1800

Des Moines, IA 50309

Signature Block Format:

AVIVA LIFE AND ANNUITY COMPANY

By: Aviva Investors North America, Inc., its authorized attorney in-fact

By:
Name:	Roger D. Fors
Title:	VP-Private Placements

Nominee:

MAC & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
AVIVA LIFE AND ANNUITY COMPANY TAX ID NO. 42-0175020	A-58 $3,248,125.75

Payment Instructions:

Federal Funds Wire Transfer

Federal Reserve Bank of Boston ABA# 011001234

DDA# 125261

CC: 1253

Custody Account Name: ALAC TSA Products STM

Custody Account Number: REDACTED

Reference: PPN 15128@AH6, Cemex Espana Finance LLC 8.91% Series A Notes, due February 14, 2014

Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Delivery of Notes after Closing:

Mellon Securities Trust Company

One Wall Street 3rd Floor—Receive Window C

New York, NY 10286

For Credit to: ALAC TSA Products STM

A/C # REDACTED

Notices and communications:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

Attn: Private Placements

699 Walnut Street, Suite 1800

Des Moines, IA 50309

Signature Block Format:

AVIVA LIFE AND ANNUITY COMPANY

By: Aviva Investors North America, Inc., its authorized attorney in-fact

By:
Name:	Roger D. Fors
Title:	VP-Private Placements

Nominee:

MAC & CO.

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
BENEFICIAL LIFE INSURANCE COMPANY REGISTERED IN TFINN TAX ID NO. 87-0115120	A-60 $3,248,125.75

Payment Instructions:

021000021 JP Morgan Chase

FBO Zions First National Bank

REDACTED G70990

Reference CUSIP# 15128@AH6

In case of all notices with respect to payments:

JP Morgan Chase

4 New York Plaza

Attn: Cheryl Brown 212-623-3082

Ground Floor, Outsourcing Services

New York, New York 10004

Delivery of Notes after Closing:

JP Morgan Chase

#4 New York Plaza

Attn: Cheryl Brown 212-623-3082

Ground Floor, Outsourcing Services

New York, New York 10004

Notices and communications:

Kirby Brown

150 Social Hall Ave Suite 500

Salt Lake City, Utah 84145

Investment.group@benfinancial.com

And

Daniel Anderson

801-933-1328

150 Social Hall Ave Suite 500

Salt Lake City, Utah 84145

Daniel.anderson@benfinancial.com

Signature Block Format:

Thomas Kirby Brown

Chief Investment Officer

Seth Vance

Portfolio Manager, SVP

Nominee:

TFINN (Nominee for JP Morgan Chase)

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT
ENSURE INVESTMENT FUND	A-61 $3,248,125.75

Payment Instructions:

Citibank, N.A.A

111 Wall Street

New York, NY 10043

ABA 021000089

For Credit to: Cayman National Bank LTD. REDACTED

For Further Credit to: Cayman National Securities A/C: REDACTED

FFC: Ensure Investments Fund, Account #: REDACTED

In case of all notices with respect to payments:

Carlos Guzman

Ocean Business Plaza

Officina 1502. Piso 15, Calle 47 y Aquilino de la Guardia Marbella

Panama, Republica de Panama

Tel: 011 (507) 340-6282

Fax: 011 (507) 340-6283

Email: carlos.guzman@cnfis.com

Delivery of Notes after Closing:

Ian Phillips

62 Forum Lane, suite 6201, Camana Bay, P.O. Box 30239

Grand Cayman, KY1-1201, Cayman Islands

Notices and communications:

Carlos Guzman

Ocean Business Plaza

Officina 1502. Piso 15, Calle 47 y Aquilino de la Guardia Marbella

Panama, Republica de Panama

Tel: 011 (507) 340-6282

Fax: 011 (507) 340-6283

Email: carlos.guzman@cnfis.com

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“2003 Notes” is defined in the Recitals.

“2003 Tranche 1 Notes” is defined in the Recitals.

“2003 Tranche 2 Notes” is defined in the Recitals.

“2003 Tranche 3 Notes” is defined in the Recitals.

“2004 Notes” is defined in the Recitals.

“2004 Tranche 1 Notes” is defined in the Recitals.

“2004 Tranche 2 Notes” is defined in the Recitals.

“2005 Notes” is defined in the Recitals.

“2005 Series A Notes” is defined in the Recitals.

“2005 Series B Notes” is defined in the Recitals.

“Additional Payment” is defined in Section 14.3(b); when used herein with respect to any Guarantor, such term shall have the meaning assigned thereto in the New Note Guarantee.

“Affected Holder” is defined in Section 8.4.

“Affected Payment Date” is defined in Section 8.4.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of Cemex España or any Subsidiary or any corporation of which Cemex España and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of Cemex España.

“Agreement” is defined in the introduction hereto.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in Madrid, Spain, New York City or Tokyo, Japan are required or authorized to be closed.

“Cemex” means Cemex, S.A.B. de C.V., a stock corporation organized under the laws of the United Mexican States.

“Cemex España” means (a) Cemex España, S.A., a corporation organized under the laws of the Kingdom of Spain, and (b) any Person that, as a result of a combination, merger or asset transfer permitted by Clause 24.8 (Merger) of the Financing Agreement, assumes the obligations of Cemex España under the New Note Guarantee, the Financing Agreement and this Agreement. As of Closing, Cemex España has a Rating (as defined in Clause 1 (Interpretation) of the Financing Agreement) that is separate from the Rating of the Parent.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Cemex España Finance LLC, a limited liability company organized under the laws of Delaware.

“Confidential Information” is defined in Section 20.

“Default” means an event or condition the occurrence or existence of which if it continues uncured would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any New Note, that rate of interest that is set forth in Clause 15.2 (Default interest) in the Financing Agreement.

“Department of the Treasury Rule” means Blocked Persons, Specially Designated Nationals, Specifically Designated Terrorists, Foreign Terrorist Organizations, and Specially Designated Narcotics Traffickers: Additional Designations of Terrorism-Related Blocked Persons, 66 Fed. Reg. 54,404 (2001).

“Dollar” and the sign “$” mean lawful currency of the United States of America.

“EU” means the European Union.

“euro” or “€” means the single currency of participating member states of the EU.

“Event of Default” is defined in Section 11.

“Financing Agreement” is defined in the Recitals.

“Financing Documents” mean this Agreement, the New Notes, the New Note Guarantee and any other agreement or fee letter related thereto.

“Forms” is defined in Section 14.3(b).

“Governmental Authority” means

(a) the government of

(i) the Kingdom of Spain, the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which Cemex España or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of Cemex España or any Subsidiary or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guarantor” means Cemex España.

“holder” means, with respect to any New Note, the Person in whose name such New Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Indemnified Person” is defined in Section 22.

“Institutional Investor” means (a) any original purchaser of a New Note, (b) any holder of a New Note holding more than $5,000,000 of the aggregate principal amount of the Series A Notes then outstanding or ¥500,000,000 of the aggregate principal amount of the Series B Notes then outstanding and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Japanese yen” and the sign “¥” mean lawful currency of Japan.

“Losses” is defined in Section 22.

“New Note Guarantee” means a New Note Guarantee to be entered into by Cemex España in favor of the holders of New Notes, as amended, modified or supplemented from time to time.

“New Notes” is defined in Section 1.

“Obligor” means the Company and Cemex España.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of Cemex España or of an officer of the manager of the Company whose responsibilities extend to the subject matter of such certificate.

“Old Notes” is defined in the Recitals.

“Old Note Purchase Agreements” is defined in the Recitals.

“Parent” is defined in the Recitals.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchasers” means the purchasers of the New Notes named on Schedule A to the Agreement.

“Related Taxes” is defined in Section 14.3(a).

“Required Holders” means, at any time, the holders of more than 50% of the aggregate principal amount of the New Notes at the time outstanding (exclusive of New Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of Cemex España with responsibility for the administration of the relevant portion of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Financial Officer” means the Financing Director or the Treasurer of Cemex España or any other person authorized by the Board of Directors of Cemex España to act on behalf of Cemex España.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of Cemex España.

“SVO” means the Securities Valuation Office of the National Association of Insurance Commissioners, or any successor thereto.

“Tax Prepayment Date” is defined in Section 8.4.

“Tax Prepayment Notice” is defined in Section 8.4.

“Taxing Jurisdiction” is defined in Section 14.3(a).

EXHIBIT 1(a)

[FORM OF SERIES A NOTE]

CEMEX ESPAÑA FINANCE LLC

8.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 14, 2014

No.[ ]	August , 2009
$[ ]	PPN

FOR VALUE RECEIVED, the undersigned, CEMEX ESPAÑA FINANCE LLC (herein called the “Company”), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS ($            ) on February 14, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.91% per annum from the date hereof, payable quarterly, on the 15th day of March, June, September and December in each year, commencing with the March 15th, June  15th, September  15th or December 15th next succeeding the date hereof, or monthly, if CEMEX, S.A.B. de C.V. (the “Parent”) shall have chosen such option, pursuant to Clause 15.3(c) of the Financing Agreement dated on or about the date hereof among the Parent, each of the borrowers, guarantors and security providers listed in Part I of Schedule I thereto, the financial institutions listed in Part II of Schedule I thereto, the creditors’ representatives listed in Part III of Schedule I thereto, the administrative agent named therein and the security agent named therein, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.91% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of and interest on this Note are to be made in U.S. dollars at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Consolidated Amended and Restated Note Purchase Agreement, dated as of August     , 2009 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), among the Company, Cemex España, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, and upon the satisfaction of the other provisions of the Note Purchase Agreement, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts required by the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

CEMEX ESPAÑA FINANCE LLC

By:
Name:
Title:

EXHIBIT 1(b)

[FORM OF SERIES B NOTE]

CEMEX ESPAÑA FINANCE LLC

6.625% SENIOR NOTE, SERIES B, DUE FEBRUARY 14, 2014

No.[ ]	August , 2009
$[ ]	PPN

FOR VALUE RECEIVED, the undersigned, CEMEX ESPAÑA FINANCE LLC (herein called the “Company”), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] JAPANESE YEN ¥(            ) on February 14, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.625% per annum from the date hereof, payable quarterly, on the 15th day of March, June, September and December in each year, commencing with the March 15th, June  15th, September  15th or December 15th next succeeding the date hereof, or monthly, if CEMEX, S.A.B. de C.V. (the “Parent”) shall have chosen such option pursuant to Clause 15.3(c) of the Financing Agreement dated on or about the date hereof among the Parent, each of the borrowers, guarantors and security providers listed in Part I of Schedule I thereto, the financial institutions listed in Part II of Schedule I thereto, the creditors’ representatives listed in Part III of Schedule I thereto, the administrative agent named therein and the security agent named therein, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.625% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of and interest on this Note are to be made in Japanese yen at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Consolidated Amended and Restated Note Purchase Agreement, dated as of August     , 2009 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), among the Company, Cemex España, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, and upon the satisfaction of the other provisions of the Note Purchase Agreement, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts required by the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

CEMEX ESPAÑA FINANCE LLC

By:
Name:
Title:

EXHIBIT 4

FORM OF CERTIFICATE REGARDING LOST NOTE

The undersigned, [INSERT PURCHASER], (the “Purchaser”) hereby certifies to CEMEX España Finance LLC (the “Issuer”) and to CEMEX España, S.A. (the “Guarantor”) as follows:

1.

The Issuer has delivered a Note, dated [ ], [a copy of which is attached hereto] (the “Note”) to the Purchaser in connection with the Note Purchase Agreement, dated as of [ ] (as amended, restated, supplemented or otherwise modified from time to time), among the Issuer, CEMEX España, S.A. and the other purchasers that are or may from time to time become a party thereto.

2.	The Purchaser has caused a diligent search of its files and vault to be made in order to find the Note and the Note has not been found. The Note has been inadvertently lost, misplaced or destroyed.

3.

The Purchaser has taken no action to give or further pledge, sell, assign, transfer, endorse in blank or otherwise or in any other manner dispose of the Note to any person, firm or corporation, nor has any record or correspondence been found which indicates that the Purchaser has entrusted the possession of the Note to any person, firm or corporation for safekeeping or for any other purpose.

4.

The Purchaser hereby agrees to indemnify and hold harmless the Issuer and the Guarantor and their respective successors and assigns, of and from any loss, damage or claim resulting from the Purchaser's loss or misplacement of the Note.

5.

The Purchaser hereby agrees that if the Note is subsequently found by the Purchaser or comes into the Purchaser's possession, the Purchaser will immediately surrender the Note to the Issuer for cancellation.

Dated: August     , 2009

[INSERT PURCHASER]

By:
Name:
Title:

By:
Name:
Title:

STATE OF                 )

                                     )

COUNTY OF             )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that             , whose name as              of             , a             , is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, s/he, as such              and with full authority, executed the same voluntarily for and as the act of said             .

Given under my hand and official seal this the      day of             , 2009.

Notary Public

My commission expires:_____________________________